UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Monster Beverage Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MONSTER BEVERAGE CORPORATION

1 Monster Way

Corona, California 92879

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2017

April 28, 2017

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Monster Beverage Corporation (the “Company”) to be held on Monday, June 19, 2017 at 2:00 p.m. local time, at our corporate offices, located at 1 Monster Way, Corona, California 92879 (the “Annual Meeting”).  This proxy is solicited on behalf of the Board of Directors of the Company.

In addition to the specific matters to be voted on at the Annual Meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the internet.  As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2016.  We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials.  The Notice contains instructions on how to access those documents over the internet.  The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report to Stockholders for the fiscal year ended December 31, 2016 and a form of proxy card or voting instruction card.

I hope that you will be able to join us.  Your vote is important to us and to our business.  I encourage you to vote by telephone, over the internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend.  If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2016, are being distributed and made available on or about April 28, 2017.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

MONSTER BEVERAGE CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 19, 2017

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Monster Beverage Corporation (“Monster” or the “Company”) will be held on Monday, June 19, 2017 at 2:00 p.m. local time, at the Company’s corporate offices, located at 1 Monster Way, Corona, California 92879 (the “Annual Meeting”), for the following purposes:

1.                                    To elect ten directors to serve until the 2018 annual meeting of stockholders of the Company;

2.                                    To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

3.                                    To approve the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors;

4.                                    To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

5.                                    To approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers;

6.                                    To consider a stockholder proposal requesting the Company’s Board of Directors adopt a “proxy access” bylaw, if properly presented at the Annual Meeting;

7.                                    To consider a stockholder proposal regarding a sustainability report related to key environmental, social and governance risks and opportunities including an analysis of material water-related risks, if properly presented at the Annual Meeting; and

8.                                    To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for the Annual Meeting of Stockholders accompanying this Notice.  Only stockholders of the Company of record at the close of business on April 24, 2017 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on April 24, 2017 for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from June 6, 2017 through June 16, 2017, at the Company’s executive offices, 1 Monster Way, Corona, CA 92879.  This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote by telephone, over the internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

Corona, California

April 28, 2017

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS.  IF YOU REQUESTED TO RECEIVE A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting of Stockholders to be Held on June 19, 2017.

The Company’s Proxy Statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2016 are available at https://materials.proxyvote.com/61174X.

MONSTER BEVERAGE CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Monster Beverage Corporation (“Monster” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Monday, June 19, 2017 at 2:00 p.m. local time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company.  The Annual Meeting will be held at the Company’s executive offices located at 1 Monster Way, Corona, California 92879.  In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Monster.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2016, are being distributed and made available on or about April 28, 2017.  This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Annual Meeting.  Please read it carefully.

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the internet.  Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 28, 2017 to our stockholders who owned the Company’s common stock, par value $0.005 per share (the “Common Stock”), at the close of business on April 24, 2017.  Stockholders will have the ability to access the proxy materials on a website referred to in the Notice, or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Householding

If you are a beneficial owner, your bank or broker may deliver a single proxy statement, along with individual proxy cards, or individual Notices to any household at which two or more stockholders reside unless contrary instructions have been received from you.  This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses.  Stockholders may revoke their consent to future householding mailings or enroll in householding mailings by contacting American Stock Transfer and Trust Company, LLC, 1-800-937-5449, or by writing to American Stock Transfer and Trust Company, LLC, 6201 15th Ave, Brooklyn, NY 11219.  Alternatively, if you wish to receive a separate set of proxy materials for this year’s Annual Meeting, we will deliver them promptly upon request to Monster Beverage Corporation, 1 Monster Way, Corona, CA 92879 or by calling (951) 739-6200 or (800) 426-7367.

Record Date, Outstanding Voting Securities

Holders of record of Common Stock at the close of business on April 24, 2017 are entitled to notice of, and to vote at, the Annual Meeting.  Each share entitles its holder to one vote.  As of the record date, 567,811,810 shares of our Common Stock were issued and outstanding.  There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Such stockholders are counted as present at the Annual Meeting if they (i) are present in person at the Annual Meeting or (ii) have properly submitted their vote by telephone, over the internet, or by returning their proxy card.  Abstentions and withheld votes will be counted for determining whether a quorum is present for the Annual Meeting.

Required Vote

In accordance with the Company’s by-laws:

•                 Directors are elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of Common Stock entitled to vote in the election at the Annual Meeting (if any nominee for director receives a greater number of votes “withheld” than votes “for” such election, our director resignation policy requires that such person must promptly tender his or her resignation to the Board following certification of the results);

•                 The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (meaning the number of shares voted “for” a proposal must exceed the number of shares voted “against” such proposal);

•                 The approval of the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors (the “2017 Non-Employee Directors Compensation Plan”) shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

•                 The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Say-on-Pay Proposal”);

•                 The approval, on a non-binding, advisory basis, of the frequency with which our stockholders will approve the composition of our named executive officers shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Say-on-Frequency Proposal”);

•                 The approval of a stockholder proposal requesting the Company’s Board of Directors to adopt a  “proxy access” bylaw, if properly presented at the Annual Meeting, shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Proxy Access Proposal”); and

•                 The approval of a stockholder proposal regarding a sustainability report, related to key environmental, social and governance risks and opportunities including an analysis of material water-related risks, if properly presented at the Annual Meeting, shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Sustainability Report Proposal”);

in each case, provided a quorum is present.

With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees for the Board.  If you “withhold” authority to vote with respect to one or more director nominees, your vote will have no effect on the election of such nominees (except with respect to the director resignation policy).  Broker non-votes will have no effect on the election of the nominees.  With respect to the other proposals, you may vote “for”, “against” or “abstain” from voting.  If you “abstain” from voting, your vote will have no effect on these proposals.  Broker non-votes will also have no effect on the vote for these proposals.

Non-Discretionary Proposals

If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other intermediary will determine if it has the discretionary authority to vote on the particular matter.  Brokers and other intermediaries may not vote uninstructed shares in (i) the election of directors, (ii) the approval of the 2017 Non-Employee Directors Compensation Plan, (iii) the approval of the Say-on-Pay Proposal, (iv) the approval of the Say-on-Frequency Proposal, (v) the approval of the Proxy Access Proposal, and (vi) the approval of the Sustainability Report Proposal.  If your shares are held by a broker or other intermediary and you do not instruct your broker or other intermediary how to vote for each of these proposals, no votes will be cast on your behalf.  Therefore, it is important that you cast your vote if you want it to count for each of these proposals.

Discretionary Proposals

Brokers that do not receive instructions are entitled to vote on the ratification of the independent registered public accounting firm.

No stockholder shall be entitled to cumulative voting.  American Stock Transfer & Trust Company (“AST”) will receive and tabulate the proxies.

Board of Directors’ Recommendations

The Board of Directors of the Company (the “Board of Directors” or the “Board”) recommends a vote:

•                 “FOR” each of the nominees to the Board (Proposal One);

•                 “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountants for fiscal year 2017 (Proposal Two);

•                 “FOR” the proposal to approve the 2017 Non-Employee Directors Compensation Plan (Proposal Three);

•                 “FOR” the Say-on-Pay Proposal (Proposal Four);

•                 “FOR EACH YEAR” regarding the Say-on-Frequency Proposal (Proposal Five);

•                 “AGAINST” the Proxy Access Proposal (Proposal Six); and

•                 “AGAINST” the Sustainability Report Proposal (Proposal Seven).

How to Vote

If on April 24, 2017 your shares are registered directly in your name with the Company’s registrar and transfer agent, AST, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company.  As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If you are a stockholder of record and you sign and submit a proxy card, but you do not provide voting instructions on the card, your shares will be voted “FOR” proposals 1, 2, 3 and 4, “FOR EACH YEAR” for proposal 5 and “AGAINST” proposals 6 and 7.

If on April 24, 2017 your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization.  The organization that holds your shares is considered the stockholder of record for purposes of voting at the Annual Meeting.  Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote your shares at the Annual Meeting.  As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Annual Meeting.

Your vote is very important to us and we hope that you will attend the Annual Meeting.  However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your broker or other intermediary) or the instructions that you received through electronic mail.  There are three convenient ways of submitting your vote:

•                 By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the internet using the procedures and instructions described on the proxy card.  Beneficial owners may vote by telephone or internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials.  The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                 In Person - All stockholders of record may vote in person at the Annual Meeting.  Beneficial owners may vote in person at the Annual Meeting if their broker or other intermediary has furnished a legal proxy.  If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting.  You will not be able to vote your shares without a legal proxy.

•                 By Written Proxy - All stockholders of record can vote by written proxy card, if they have requested to receive printed proxy materials.  If you are a beneficial holder and you requested to receive printed proxy materials, you will receive a written proxy card and a voting instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) delivering a written notice of revocation to the Office of the Secretary  at the Company’s principal executive offices; (ii) voting again over the internet or by telephone (only your latest internet or telephone proxy submitted prior to the Annual Meeting will be counted) or, if you requested and received written proxy materials, by signing and returning a new proxy card with a later date; or (iii) by attending the Annual Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Annual Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company.  The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter.  In addition, the Company has engaged D.F. King & Co., Inc. to act as its proxy solicitor and has agreed to pay approximately $9,500.00 plus reasonable expenses for such services.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the most recent practical date, April 10, 2017 (unless otherwise noted below), the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors and nominees for director; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group.  In computing the number and percentage of shares beneficially owned by each person, we include any shares of Common Stock that could be acquired within 60 days of April 10, 2017 by the exercise of options or the vesting of restricted stock units.  Such shares, however, are not counted in computing the percentage ownership of any other person.

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership	Percent of Class
Brandon Limited Partnership No. 1[1]	5,645,568	1.0%
Brandon Limited Partnership No. 2[2]	29,386,944	5.2%
Hilrod Holdings IV, L.P.	104,772	**%
Hilrod Holdings V, L.P.	214,284	**%
Hilrod Holdings VI, L.P.	323,700	**%
Hilrod Holdings VII, L.P.	120,216	**%
Hilrod Holdings VIII, L.P.	568,584	**%
Hilrod Holdings IX, L.P.	453,444	**%
Hilrod Holdings X, L.P.	249,918	**%
Hilrod Holdings XI, L.P.	505,242	**%
Hilrod Holdings XII, L.P.	327,186	**%
Hilrod Holdings XIII, L.P.	1,440,954	**%
Hilrod Holdings XIV, L.P.	925,878	**%
Hilrod Holdings XV, L.P.	8,832	**%
Hilrod Holdings XVI, L.P.	2,249,190	**%
Rodney C. Sacks 2008 GRAT #2	90,204	**%
Rodney C. Sacks 2009 GRAT #2	231,363	**%
RCS Direct 2010 GRAT	105,486	**%
RCS Direct 2010 GRAT #2	4,836	**%
RCS Direct 2011 GRAT	80,598	**%
HHS 2014 GRAT #2	28,722	**%
FMR LLC[3]	44,625,735	7.9%
Wellington Management Company, LLP[4]	33,564,885	5.9%
The Coca-Cola Company[5]	102,121,602	18.0%
Rodney C. Sacks[6]	46,611,813	8.2%
Hilton H. Schlosberg[7]	48,133,326	8.4%
Gary P. Fayard[8]	2,916	**%
Mark J. Hall[9]	971,808	**%
Thomas J. Kelly[10]	86,301	**%
Sydney Selati[11]	50,000	**%
Norman C. Epstein[12]	42,813	**%
Harold C. Taber, Jr.[13]	85,773	**%
Benjamin M. Polk[14]	44,580	**%
Kathy N. Waller[15]	2,916	**%
Mark S. Vidergauz[16]	64,380	**%

Officers and Directors as a group (11 members: 53,571,914 shares or 9.4% in aggregate).

* Except as noted otherwise, the address for each of the named stockholders is 1 Monster Way, Corona, California 92879.

** Less than 1%.

1 The mailing address of Brandon Limited Partnership No. 1 (‘‘Brandon No. 1’’) is 56 Conduit Street, London W1S 2YZ England.  The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

2 The mailing address of Brandon Limited Partnership No. 2 (‘‘Brandon No. 2’’) is 56 Conduit Street, London W1S 2YZ England.  The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

3 Based on Schedule 13G/A, filed February 14, 2017 by FMR LLC, based on common shares held on December 31, 2016.  The mailing address of this reporting person is 245 Summer Street, Boston, MA 02210.

4 Based on Schedule 13G/A, filed February 12, 2015 by Wellington Management Company, LLP, based on common shares held on December 31, 2014.  The mailing address of this reporting person is 280 Congress Street, Boston, MA 02210.

5 Based on Schedule 13D, filed June 22, 2015 by The Coca-Cola Company and European Refreshments, based on common shares held on June 12, 2015, for which they have shared beneficial ownership.  The mailing address of The Coca-Cola Company is One Coca-Cola Plaza, Atlanta, GA 30313.  The mailing address of European Refreshments is Southgate, Dublin Road, Drogheda, County Meath, Ireland.

6 Includes 1,758,765 common shares owned by Mr. Sacks; 5,645,568 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 29,386,944 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 104,772 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 214,284 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 323,700 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 120,216 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; 568,584 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; 453,444 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; 249,918 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; 505,242 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; 327,186 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; 1,440,954 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; 925,878 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners; 8,832 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners; 2,249,190 shares beneficially held by Hilrod Holdings XVI, L.P. because Mr. Sacks is one of Hilrod Holdings XVI’s general partners; 231,363 shares beneficially held by the RCS 2009 GRAT #2 because Mr. Sacks is the trustee of the RCS 2009 GRAT #2; and 28,722 shares beneficially held by the HHS 2014 GRAT #2 because Mr. Sacks is the trustee of the HHS 2014 GRAT #2.  Also includes options presently exercisable to purchase 244,851 common shares, exercisable at $5.29 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Sacks (of which options to purchase 186,228 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 300,000 common shares, exercisable at $5.94 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Sacks (of which options to purchase 283,170 common shares are currently held by Hilrod Holdings XVI, L.P.) ; options presently exercisable or exercisable within 60 days to purchase 630,000 common shares, exercisable at $17.99 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Sacks (of which options to purchase 210,000 common shares are currently held by Hilrod Holdings XV, L.P. and options to purchase 408,882 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 630,000 common shares, exercisable at $23.35 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Sacks (of which options to purchase 420,000 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 158,400 common shares, exercisable at $45.16 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Sacks (of which options to purchase 79,200 common shares are currently held by Hilrod Holdings XVI, L.P.) ; and options presently exercisable to purchase 105,000 common shares, exercisable at $43.99 per share, granted pursuant to a stock option agreement dated March 14, 2016 between the Company and Mr. Sacks.  Mr. Sacks has pledged 581,862 common shares.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 1,758,765 common shares; (ii) 2,068,251 shares presently exercisable or exercisable within 60 days under the stock option agreements; (iii) 1,048 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (iv) 2,143 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; (v) 3,237 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; (vi) 1,202 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; (vii) 5,686 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; (viii) 4,534 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; (ix) 2,499 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; (x) 5,052 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; (xi) 3,272 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Sacks is one of Hilrod Holdings XII’s general partners; (xii) 14,410 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Sacks is one of Hilrod Holdings XIII’s general partners; (xiii) 9,259 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Sacks is one of Hilrod Holdings XIV’s general partners;  (xiv) 88 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Sacks is one of Hilrod Holdings XV’s general partners and (xv) 22,492 shares beneficially held by Hilrod Holdings XVI, L.P. because Mr. Sacks is one of Hilrod Holdings XVI’s general partners.

7 Includes 3,259,239 common shares owned by Mr. Schlosberg; 5,645,568 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 29,386,944 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 104,772 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 214,284 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; 323,700 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; 120,216 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; 568,584 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; 453,444 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; 249,918 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; 505,242 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; 327,186 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; 1,440,954 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIII’s general partners; 925,878 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; 8,832 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners; 2,249,190 shares beneficially held by Hilrod Holdings XVI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XVI’s general partners; 90,204 shares beneficially held by the RCS 2008 GRAT #2 because Mr. Schlosberg is the co-trustee of the RCS 2008 GRAT #2; 105,486 shares beneficially held by the RCS Direct 2010 GRAT because Mr. Schlosberg is the trustee of the RCS Direct 2010 GRAT; 4,836 shares beneficially held by the RCS Direct 2010 GRAT #2 because Mr. Schlosberg is the trustee of the RCS Direct 2010 GRAT #2 and 80,598 shares beneficially held by the RCS Direct 2011 GRAT because Mr. Schlosberg is the trustee of the RCS Direct 2011 GRAT.  Also includes options presently exercisable to purchase 244,851 common shares, exercisable at $5.29 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Schlosberg (of which options to purchase 186,228 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 300,000 common shares, exercisable at $5.94 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Schlosberg (of which options to purchase 283,170 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 630,000 common shares, exercisable at $17.99 per share, granted pursuant to a stock option agreement dated June 3, 2013 between the Company and Mr. Schlosberg (of which options to purchase 210,000 common shares are currently held by Hilrod Holdings XV, L.P. and options to purchase 408,882 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 630,000 common shares, exercisable at $23.35 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Schlosberg (of which options to purchase 420,000 common shares are currently held by Hilrod Holdings XVI, L.P.); options presently exercisable to purchase 158,400 common shares, exercisable at $45.16 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Schlosberg (of which options to purchase 79,200 common shares are currently held by Hilrod Holdings XVI, L.P.) ; and options presently exercisable to purchase 105,000 common shares, exercisable at $43.99 per share, granted pursuant to a stock option agreement dated March 14, 2016 between the Company and Mr. Schlosberg.  Mr. Schlosberg has pledged 630,963 common shares.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 3,259,239 common shares; (ii) 2,068,251 shares presently exercisable under the stock option agreements; (iii) 1,048 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (iv) 2,143 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; (v) 3,237 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; (vi) 1,202 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; (vii) 5,686 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; (viii) 4,534 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; (ix) 2,499 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners; (x) 5,052 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners; (xi) 3,272 shares beneficially held by Hilrod Holdings XII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XII’s general partners; (xii) 14,410 shares beneficially held by Hilrod Holdings XIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIII’s general partners; (xiii) 9,259 shares beneficially held by Hilrod Holdings XIV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XIV’s general partners; (xiv) 88 shares beneficially held by Hilrod Holdings XV, L.P. because Mr. Schlosberg is one of Hilrod Holdings XV’s general partners and (xv) 22,492 shares beneficially held by Hilrod Holdings XVI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XVI’s general partners.

8 Includes 2,916 common shares owned by Mr. Fayard.

9 Includes 791,808 common shares owned by Mr. Hall; 30,000 shares beneficially held by the MJCF Hall Family Trust, the beneficiaries of which are Mr. Hall and his spouse; options presently exercisable to purchase 120,000 common shares, exercisable at $45.16 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Hall; and options presently exercisable to purchase 30,000 common shares, exercisable at $43.99  per share, granted pursuant to a stock option agreement dated March 14, 2016 between the Company and Mr. Hall.

10 Includes 18,651 common shares owned by Mr. Kelly; options presently exercisable to purchase 20,250 common shares, exercisable at $15.71 per share, granted pursuant to a stock option agreement dated March 14, 2013 between the Company and Mr. Kelly; options presently exercisable to purchase 13,500 common shares, exercisable at $23.35 per share, granted pursuant to a stock option agreement dated March 14, 2014 between the Company and Mr. Kelly; options presently exercisable to purchase 11,250 common shares, exercisable at $37.10 per share, granted pursuant to a stock option agreement dated December 1, 2014 between the Company and Mr. Kelly; options presently exercisable to purchase 14,400 common shares, exercisable at $45.16 per share, granted pursuant to a stock option agreement dated March 13, 2015 between the Company and Mr. Kelly; options presently exercisable to purchase 3,750 common shares, exercisable at $43.99  per share, granted pursuant to a stock option agreement dated March 14, 2016 between the Company and Mr. Kelly;  and 4,500 restricted stock units granted pursuant to a restricted stock unit agreement dated June 1, 2012 between the Company and Mr. Kelly

11 Includes 50,000 common shares owned by Mr. Selati.

12 Includes 18,813 common shares owned by Mr. Epstein; and 24,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners.

13 Includes 65,001 common shares owned by Mr. Taber; options presently exercisable to purchase 13,002 common shares, exercisable at $6.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Taber; and options presently exercisable to purchase 7,770 common shares, exercisable at $11.35 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Taber.

14 Includes 23,808 common shares owned by Mr. Polk; options presently exercisable to purchase 13,002 common shares, exercisable at $6.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Polk; and options presently exercisable to purchase 7,770 common shares, exercisable at $11.35 per share, granted pursuant to a stock option agreement dated May 18, 2011 between the Company and Mr. Polk.

15 Includes 2,916 common shares owned by Ms. Waller.

16 Includes 64,380 common shares owned by Mr. Vidergauz.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company.  Directors, executive officers, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.  The Company is required to report in this proxy statement any failure of its directors, executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the fiscal year ended December 31, 2016, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent stockholders were complied with, except that Harold Taber’s Form 4 filing in June, 2016, inadvertently omitted four transactions gifting a total of 9,000 shares of the Company’s common stock.  A Form 4/A was filed in February, 2017 to report ownership of these shares promptly after becoming aware of the omission.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present a proper proposal for consideration at the 2017 annual meeting of stockholders by submitting their proposal in writing to the Office of the Secretary of the Company at the Company’s principal executive offices in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2018 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 29, 2017.  Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2018 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than February 19, 2018 and no later than March 21, 2018, provided, however, that in the event that the date of the 2018 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered no earlier than the close of business on the one hundred twentieth day prior to the 2018 annual meeting and no later than the close of business on the later of the ninetieth day prior to the 2018 annual meeting or the tenth day following the day on which public announcement of the date of the 2018 annual meeting is first made by the Company.

It is presently intended that the 2018 annual meeting will be held in June 2018.

Proposals should be sent to the Office of the Secretary by mail to Monster Beverage Corporation, 1 Monster Way, Corona, California, 92879.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Board is currently comprised of ten members, each of whom is a director nominee to be elected at the Annual Meeting.  Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s ten nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy.  The Company is not aware of any nominee who will be unable or expects to decline to serve as a director.  The term of office of each person elected as a director will continue until the 2018 annual meeting or until a successor has been elected and qualified.

The Board has a director resignation policy.  This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results.  The Nominating Committee of the Board of Directors (the “Nominating Committee”) will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation.  The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results.  A copy of the director resignation policy is available on our website at http://investors.monsterbevcorp.com/governance.cfm.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks[1]	67	Chairman of the Board of Directors and Chief Executive Officer

Hilton H. Schlosberg[1]	64	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary
Mark J. Hall	61	Director
Norman C. Epstein [2,3,4]	76	Director
Gary P. Fayard [2]	65	Director
Benjamin M. Polk	66	Director
Sydney Selati [2,3,4]	78	Director
Harold C. Taber, Jr. [2,4]	78	Director
Kathy N. Waller	58	Director
Mark S. Vidergauz [3,5]	63	Director

1 Member of the Executive Committee of the Board of Directors.

2 Member of the Audit Committee of the Board of Directors.

3 Member of the Compensation Committee of the Board of Directors.

4 Member of the Nominating Committee of the Board of Directors.

5 Lead Independent Director.

Each of our directors brings extensive management and leadership experience gained through their service in our industry and other diverse businesses.  In these roles, they have assumed day-to-day leadership or other senior leadership responsibilities.  In addition, most current directors bring board experience acquired by either significant experience on other boards or long service on our Board of Directors that broadens their knowledge of board policies and processes, rules and regulations, issues and solutions.  The Nominating Committee’s process for selecting and nominating qualified director candidates is described under the section entitled “Nominating Committee.” In the paragraphs below, we describe specific individual qualifications and skills of our directors that contribute to the overall effectiveness of our Board of Directors and its committees.

Rodney C. Sacks—Chairman of the Board of Directors of the Company, Chief Executive Officer and a director of the Company from November 1990 to the present.  Member of the Executive Committee of the Board of Directors (the “Executive Committee”) since October 1992.  Chairman of the Board of Directors and a director of Monster Energy Company (“MEC”).  Mr. Sacks has led the Company for over 27 years and has extensive experience in the food and beverage industry.  Mr. Sacks has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy.

Hilton H. Schlosberg—Vice Chairman of the Board of Directors of the Company, President, Chief Operating Officer, Secretary, and a director of the Company from November 1990 to the present.  Chief Financial Officer of the Company since July 1996.  Member of the Executive Committee of the Board of Directors since October 1992.  Vice Chairman, President, Chief Financial Officer and a director of MEC.  Mr. Schlosberg has held senior leadership positions with the Company for over 27 years, has been the Company’s Chief Financial Officer for 21 years and has extensive experience in the food and beverage industry.  Mr. Schlosberg has a high level of financial literacy, and his day-to-day supervision of business operations and co-leadership with Mr. Sacks brings valuable insight to the Board.  Mr. Schlosberg has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy.

Mark J. Hall—Director of the Company since January 1, 2014. Employee of MEC focusing on ideation, design and development of new products from May 1, 2017. Chief Marketing Officer of MEC from January 2015 to May 1, 2017, Chief Brand Officer of MEC from January 2014 to December 2014, and President of the Monster Beverage Division from January 2007 to December 2013.  Mr. Hall joined MEC in 1997 as a Senior Vice President.  Prior to joining MEC, Mr. Hall was employed by the Arizona Beverage Co. as Vice President of Sales, where he was responsible for sales and distribution of products through a national network of beer distributors and soft drink bottlers in the United States.  Mr. Hall has detailed knowledge of and valuable perspectives and insights into both our business and the beverage business in general.

Norman C. Epstein—Director of the Company and member of the Compensation Committee of the Board of Directors (the “Compensation Committee”) since June 1992, member of the Nominating Committee since September 2004 and member of the Audit Committee of the Board of Directors (the “Audit Committee”) since September 1997.  Mr. Epstein has served as the Chairman of the Compensation Committee since September 1997.  Mr. Epstein served as Chairman of the Audit Committee from September 1997 to February 27, 2015.  Director of MEC from July 1992 to February 2016. Managing Director of Cheval Property Finance PLC, a mortgage finance company based in London, England from 1997 to 2006.  Director of Clermont Consultants UK Ltd. from 1997 to April 2013.  Director of Spring Finance UK, a UK mortgage lender from July 2012 to the present.  Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (Senior Partner beginning in 1989 and the Managing Partner of Moore

Stephens, New York from 1993 until 1995).  Mr. Epstein has a strong background in accounting and finance as well as substantial experience in public company accounting.  Mr. Epstein has substantial experience serving on boards, both the Company’s and others, and has experience in other industries, which allows him to bring additional perspective to the Board.  Mr. Epstein is a Chartered Accountant (UK).

Gary P. Fayard—Director of the Company since June 2015 and member of the Audit Committee since February 2016.  Executive Vice President and Chief Financial Officer of The Coca-Cola Company from February 2003 to April 2014.  Mr. Fayard joined The Coca-Cola Company in 1994, and in July 1994, he was elected Vice President and Controller, a position he held until December 1999 when he was elected Senior Vice President and Chief Financial Officer.  Mr. Fayard has also served on the board of directors of Coca-Cola FEMSA, S.A.B. de C.V., the largest bottler in the world of Coca-Cola trademark beverages by unit case volume operating in territories in Mexico, Central and South America and the Philippines, from 2004 to March 2016 and on the board of directors of Genuine Parts Company from 2014 to the present.  Mr. Fayard has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

Benjamin M. Polk—Director of the Company since November 1990.  Assistant Secretary of MEC from October 1992 to February 2016 and a director of MEC from July 1992 to February 2016.  Partner with Veritas Capital, a private equity firm, since July 2011.  Director of Aeroflex Holding Corp. from November 2012 to September 2014.  Director of CPI International, Inc. from October 2012 to the present.  Director of Truven Health Analytics, Inc. from October 2012 to April 7, 2016.  Mr. Polk was a partner with the law firm of Schulte Roth & Zabel LLP from May 2004 to July 2011 and prior to that, a partner with the law firm of Winston & Strawn LLP, where Mr. Polk practiced law with that firm and its predecessor firm, from August 1976 to May 2004.  Mr. Polk has gained detailed knowledge of the Company during his service as a director since 1990 and as outside counsel from 1990 to July 2011.  Mr. Polk has extensive experience in matters relating to mergers, acquisitions and corporate finance.

Sydney Selati—Director of the Company and member of the Audit Committee since September 2004, member of the Compensation Committee since March 2007 and member of the Nominating Committee since April 2009.  Mr. Selati was named Chairman of the Audit Committee on February 27, 2015.  Mr. Selati has been a director and Chairman of the Audit Committee of the San Diego Jewish Community Foundation since July 2010 and has been Chairman of the board of directors of the San Diego Jewish Community Foundation since July 2016.  Mr. Selati was a director of Barbeques Galore Ltd. from 1997 to 2005 and was President and Chairman of the board of directors of The Galore Group (U.S.A.), Inc. from 1988 to 2005.  Mr. Selati was President of Sussex Group Limited from 1984 to 1988.  Mr. Selati has extensive experience as a chief executive and board member of companies in other industries, which allows him to bring additional perspective to the board.  Mr. Selati is a Chartered Accountant (South Africa).

Harold C. Taber, Jr.—Director of the Company since July 1992, member of the Audit Committee since April 2000, member of the Compensation Committee from April 2009 to March 2017 and member of the Nominating Committee since September 2004.  Mr. Taber was appointed by the Board of Directors to be Chairman of the Nominating Committee in April 2009.  Mr. Taber worked for the Coca-Cola Bottling Company of Los Angeles in various positions from 1976 to 1987, including Group President, West Region.  President and Chief Executive Officer of MEC from July 1992 to June 1997.  Consultant for The Joseph Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002.  Executive Assistant to the Dean at the Biola University School of Business from July 2002 to January 2015.  Mr. Taber has extensive knowledge of the Company’s historical and current operations and brings leadership and management skills to the Board.

Kathy N. Waller—Director of the Company since June 2015.  Executive Vice President and Chief Financial Officer of The Coca-Cola Company from April 2014 to the present.  Ms. Waller joined The Coca-Cola Company in 1987 as a Senior Accountant in the Accounting Research Department and has served in a number of accounting and finance roles of increasing responsibility.  From July 2004 to August 2009, Ms. Waller served as Chief of Internal Audit.  In December 2005, she was elected a Vice President of The Coca-Cola Company and in August 2009 she was elected Controller.  In August 2013, she became Vice President, Finance and Controller of The Coca-Cola Company, assuming additional responsibilities for corporate treasury, corporate tax and finance capabilities.  Ms. Waller also serves on the board of directors of Coca-Cola FEMSA, S.A.B. de C.V., from April 2014 and on the board of directors of Delta Airlines, Inc. from July 2015.  Ms. Waller has a strong background in accounting and finance as well as substantial business and leadership experience in the beverage industry.

Mark S. Vidergauz—Director of the Company and member of the Compensation Committee since June 1998, member of the Audit Committee from April 2000 through May 2004, and Lead Independent Director since March 2014.  Chief Executive Officer of The Sage Group LLC, an investment banking firm, from April 2000 to the present.  The Sage Group, LLC provides merger, acquisition and capital formation advisory services to a wide range of companies in the consumer sector.  Managing Director at the Los Angeles office of ING Barings LLC, a diversified financial service institution headquartered in the Netherlands, from April 1995 to April 2000.  Mr. Vidergauz brings strong merger and acquisition, corporate finance, corporate governance and leadership experience to the board.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

MANAGEMENT

Board Meetings and Committees; Annual Meeting Attendance

The Board is comprised of Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall, Norman C. Epstein, Gary P. Fayard, Benjamin M. Polk, Sydney Selati, Harold C. Taber, Jr., Kathy N. Waller and Mark S. Vidergauz.  The Board held six meetings during the fiscal year ended December 31, 2016.  Each director attended the annual meeting held on June 14, 2016.  During the 2016 period in which he or she was a director, each director attended at least 75% of the aggregate total number of meetings of the Board of Directors and Board committees in which he or she was a member.  The Board has determined that Messrs. Epstein, Fayard, Polk, Selati, Taber and Vidergauz are independent, as that term is defined in the NASDAQ Marketplace Rules and SEC regulations.  Our independent directors met in executive session four times during the fiscal year ended December 31, 2016.  The executive sessions include reviewing and assessing succession plans for the Chief Executive Officer, President and other key members of executive management. The Board does not have a policy requiring the attendance by the directors at the Annual Meeting.

During the fiscal year ended December 31, 2016, the Audit Committee was comprised of Norman C. Epstein (Chairman until February 27, 2015), Harold C. Taber, Jr. and Sydney Selati (Chairman since February 27, 2015).  The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at http://investors.monsterbevcorp.com/governance.cfm.  The Audit Committee held four meetings during the fiscal year ended December 31, 2016.  The Audit Committee last met in February 2017 in connection with the review of the Company’s financial statements for the fiscal year ended December 31, 2016.  See “Audit Committee” below for more information.

During the fiscal year ended December 31, 2016, the Compensation Committee was comprised of Norman C. Epstein (Chairman), Mark S. Vidergauz, Sydney Selati and Harold C. Taber, Jr.  The Compensation Committee held three meetings during the fiscal year ended December 31, 2016.  Under  the Monster Beverage Corporation 2011 Omnibus Incentive Plan, (the “2011 Incentive Plan”), the Compensation Committee has sole and exclusive authority to grant equity awards to all employees and consultants who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee each independently has the authority to grant awards for new hires and promotions for employees who are not Section 16 employees.  The Board of Directors has adopted a written charter for the Compensation Committee, which is available on our website at http://investors. monsterbevcorp.com/governance.cfm.  The Board has adopted written Equity Grant Procedures(see “Compensation Discussion and Analysis – Compensation Program Components - Long-Term Incentive Program” and “Compensation Committee” below for more information).

During the fiscal year ended December 31, 2016, the Nominating Committee was comprised of Harold C. Taber, Jr. (Chairman), Norman C. Epstein and Sydney Selati.  The Board has adopted a written charter for the Nominating Committee, which is available on our website at http://investors. monsterbevcorp. com/governance.cfm.  The Nominating Committee held two meetings during the fiscal year ended December 31, 2016 (see “Nominating Committee” below for more information).

The Executive Committee, comprised of Rodney C. Sacks and Hilton H. Schlosberg, held eighteen meetings during the fiscal year ended December 31, 2016.  The Executive Committee manages and directs the business of the Company between meetings of the Board.  Under the 2011 Incentive Plan, each of the Compensation Committee and the Executive Committee of the Board independently has the authority to grant awards for new hires and promotions for employees who are not Section 16 employees.  Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee (see “Compensation Discussion and Analysis – Compensation Program Components - Long-Term Incentive Program” below for more information).

Non-Employee Director Stock Ownership Policy

The Board has adopted stock ownership requirements for non-employee directors.  These requirements provide that each non-employee director of the Company has three years from the date of appointment to satisfy the minimum stock ownership requirement and hold a minimum of 9,000 shares of Common Stock.  During 2016, all non-employee directors complied with the non-employee director stock ownership policy.  See “Proposal Three - Approval of Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors” below.

Director Resignation Policy

The Board has a director resignation policy.  This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results.  The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation.  The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results.  A copy of the director resignation policy is available on our website at http://investors. monsterbevcorp.com/governance.cfm.

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee.  The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders.  The Board believes that the Company’s current Chief Executive Officer is best situated to serve as Chairman of the Board.  Rodney C. Sacks has led the Company for over 27 years and therefore is highly knowledgeable with respect to the Company’s business, operations and industry.  Mr. Sacks is well positioned to identify strategic priorities and lead the Board’s consideration and analysis of such priorities.  The Board believes that the combined role of Chairman and CEO promotes consistency and efficiency in the development and execution of the Company’s business strategy.

Lead Independent Director

In March 2014, the independent directors of the Board approved a Lead Independent Director Charter.  Under the Lead Independent Director Charter, if the offices of Chairman of the Board and Chief Executive Officer are held by the same person, the independent members of the Board of Directors will annually elect with a majority vote an independent director to serve in a lead capacity.  Although elected annually, the Lead Independent Director is generally expected to serve for more than one year.  The Lead Independent Director may be removed or replaced at any time with or without cause by a majority vote of the independent members of the Board.

Mr. Vidergauz is currently the Lead Independent Director.  In this capacity, Mr. Vidergauz is, among other things, responsible for leading executive sessions of the independent directors and serving as the principal liaison between the Chairman, Vice Chairman and the independent directors.  A copy of the Lead Independent Director Charter is available on our website at http://investors.monsterbevcorp.com/ governance.cfm.

The Board’s Role in Risk Oversight

The Board of Directors plays an active role in overseeing and managing the Company’s risks.  The full Board and its Executive Committee regularly review the Company’s results, performance, operations, competitive position, business strategy, liquidity, capital resources, product distribution and development, material contingencies and senior personnel, as well as the risks associated with each of these matters.  The Board implements its risk oversight function both as a whole and through its standing committees.  Certain of the work is delegated to committees, which meet regularly and report back to the full Board.  The Compensation Committee oversees management of risks related to the Company’s compensation policies and practices.  The Audit Committee oversees management of risks related to financial reporting and internal controls.  The full Board also discusses risk throughout the year during meetings in relation to specific proposed actions including risks related to cybersecurity.  These processes are designed to ensure that risks are taken knowingly and purposefully.  The Board believes that its role in oversight of risk management (as well as the role of the Compensation Committee and the Audit Committee) has not adversely affected its leadership structure or results of operations.

The names and ages of our named executive officers at December 31, 2016, who we refer to as our NEOs, and certain biographical information about them, are set forth on page 12 and below.

Name	Age	Position

Rodney C. Sacks	67	Chairman of the Board of Directors and Chief Executive Officer

Hilton H. Schlosberg	64	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary

Mark J. Hall[1]	61	Director

Thomas J. Kelly	63	Senior Vice President Finance

1Mark J. Hall resigned from his position as Chief Marketing Officer of MEC, effective May 1, 2017. Mr. Hall will continue to serve as an employee of the MEC, focusing on ideation, design and development of new products.

Thomas J. Kelly – Senior Vice President Finance and/or Controller and Secretary of MEC since 1992.  In his position as Senior Vice President Finance, Mr. Kelly frequently reports directly to the Executive Committee and our Board of Directors.  Prior to joining MEC, Mr. Kelly served as controller for California Copackers Corporation.  Mr. Kelly is a Certified Public Accountant (inactive) and has worked in the beverage business for over 31 years.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation program for our NEOs, as described in the following pages, is designed to emphasize equity compensation in the form of stock options, restricted stock and/or restricted stock units in addition to cash compensation as a means of motivating and retaining executive talent, rewarding executives fairly over time for performance relative to business plan goals and creating sustainable shareholder value through continued profitable growth.  The program is designed to reinforce ownership and overall entrepreneurialism and to link rewards to measurable corporate and qualitative individual performance.  The program is based on principles and is not formulaic in its approach.  When making compensation decisions, the Company’s performance versus its internal goals and external benchmarks are considered.  Consideration is also given to operating performance and shareholder returns, as well each NEO’s role in enhancing operating performance and shareholder returns.  In applying these principles we integrate cash and equity incentive compensation programs with our short- and long-term strategic plans in order to align the interests of our NEOs with the long-term interests of our stockholders.  The Compensation Committee annually evaluates risks and rewards associated with the Company’s overall compensation philosophy and structure and does not believe the program promotes excessive risk-taking.

With respect to specific elements of compensation, base salary is a fixed amount to secure executive service, the annual cash bonus opportunity is designed to incentivize and reward achievement of short-term financial and operating performance, and equity grants that vest over multi-year periods are designed to reward long-term financial and stock price performance as well as serve as a key retention vehicle for our executive talent. While the Compensation Committee intends for compensation levels to be competitive relative to similarly-situated executives at companies of comparable size and scope of operations, no specific market positioning or percentile is targeted as a matter of practice.

Setting Executive Compensation

The compensation programs for our NEOs are generally administered by or under the direction of the Compensation Committee (in the case of Rodney Sacks, the Chairman and Chief Executive Officer, and Hilton Schlosberg, the Vice Chairman and President) and the Executive Committee (in the case of the other NEOs).  The compensation program is benchmarked annually to ensure that remuneration levels and benefits are competitive and reasonable and continue to achieve the goals set forth in our compensation philosophy.  In reviewing the compensation for Mr. Sacks and Mr. Schlosberg, the Compensation Committee recognizes that Mr. Sacks and Mr. Schlosberg serve as our co-leaders.  Given the long-term complementary nature of their leadership and their contributions to our success, the Compensation Committee has determined it is appropriate to continue to compensate them equally.

For 2016 compensation decisions, the Compensation Committee retained the independent compensation consulting firm, Frederic W. Cook & Co., Inc. (“FW Cook”), to provide competitive market data and make recommendations to the Board with respect to compensation for non-employee directors, to the Compensation Committee with respect to compensation for Mr. Sacks and Mr. Schlosberg and to the Executive Committee with respect to compensation for our other NEOs and senior management.  FW Cook reports directly to the Compensation Committee and did not perform any other services for the Company in 2016.  Following an independence assessment of FW Cook during 2016, the Compensation Committee determined that the services provided by FW Cook did not raise any conflicts of interest.

The Compensation Committee considers relevant market pay practices and individual and Company performance when setting executive compensation.  We do not set compensation at a targeted percentile level relative to the market, but we seek to provide salary, incentive compensation opportunities and employee benefits that are generally competitive within the consumer products industry, the food and beverage industry and within the labor markets in which we participate.  Within this framework, we generally seek to keep salary and cash bonuses below the median for our NEOs, with equity awards providing enhanced compensation opportunities.  We gather market compensation data to provide context, but we also consider Company and individual performance, as well as our recruiting and internal retention experience when making executive compensation decisions.

The Compensation Committee consulted with FW Cook in late 2015 to conduct a 2016 competitive market analysis (the “Early 2016 Market Analysis”) using a comparison group of similarly-sized, high-performing U.S. food and beverage and consumer products companies (the “Early 2016 Peers”).  As market compensation levels are correlated to revenues for cash compensation and market capitalization for equity compensation, the Compensation Committee selects its peer companies using objective size criteria for each metric.  For the Early 2016 Peers, and based on the Company’s size at that time, the size criteria used for the peer group screening were revenues less than $20.0 billion and market capitalizations between $7.5 billion and $120 billion (25% to 400% of the Company’s market capitalization, consistent with broad market practice). The Early 2016 Peers were the same as the peers referenced in 2015 with the exceptions of the removal of Nu Skin and Whitewave Foods (which were no longer within the objective size criteria described above) and the addition of L Brands, PVH, Starbucks, V.F. Corporation and Yum! Brands. The resulting Early 2016 Peers composed of 21 companies is shown below:

• Brown-Forman Corporation	• The Hershey Company
• Campbell Soup Company • Chipotle Mexican Grill, Inc.	• The J.M. Smucker Company • Mead Johnson Nutrition Company

• Coca-Cola Enterprises Inc. • Constellation Brands Inc. • Dr. Pepper Snapple Group, Inc. • Keurig Green Mountain, Inc.	• Michael Kors Holdings Limited • Molson Coors Brewing Company • PVH • Ralph Lauren
• The Estee Lauder Cos. • The Hain Celestial Group. Inc.	• Under Armour, Inc. • V.F. Corporation
• L Brands	• Starbucks
• Yum! Brands

The Early 2016 Market Analysis was considered in determining the NEOs’ 2016 compensation.

In December 2016, subsequent to FW Cook’s review of the Early 2016 Peers, the Committee removed Coca-Cola Enterprises, Inc. and Keurig Green Mountain, Inc., resulting in the 19-company Late 2016 Peer Group (the “Late 2016 Peers”).  As such, compensation and performance data of the Late 2016 Peers were considered in determining 2016 bonuses and 2017 base salaries for our NEOs.

Taking into consideration the Early 2016 Market Analysis, the Compensation Committee set Mr. Sacks’ and Mr. Schlosberg’s 2016 cash compensation below the median of the Early 2016 Peers, and granted above-median equity compensation to them, with the result that their total compensation was roughly consistent with the Early 2016 Peers 75th percentile.  The Early 2016 Market Analysis noted that the performance of the Company was above the median in three-year revenue and earnings per share (“EPS”) growth, return on capital, and both one- and three-year Total Shareholder Return (“TSR”).  This level of operating and TSR performance, which was considered significant by the Compensation Committee, was factored into the compensation decisions.  The peer group data is only one reference point used by us when making compensation decisions.  However, we generally believe that reviewing and analyzing this pay and performance information is an important component of our executive compensation decision-making process.

The Company historically did not grant equity awards annually to Mr. Sacks and Mr. Schlosberg, but instead provided periodic equity awards to align their compensation with performance on a discretionary basis.  Equity awards were granted to Mr. Sacks and Mr. Schlosberg in 2013 to reward them for the Company’s strong performance in 2011 and 2012 to further align their interests with our stockholders.  Beginning in 2014, the Company moved to an annual grant philosophy to overlap vesting and provide a portfolio of vesting dates (and, for stock option awards, exercise prices) for equity awards.  The 2016 option and restricted stock unit awards granted to Mr. Sacks and Mr. Schlosberg were made under this annual grant philosophy as well as to reward for the Company’s continued strong performance in 2015 and further align their interests with our stockholders.  Recent equity awards granted to Mr. Sacks and Mr. Schlosberg vest over a three-year period with the exception of certain stock awards granted in March 2016 and 2017, which were granted in lieu of a portion of 2015 and 2016 cash bonuses, and as a result, were fully vested at grant to equate to a cash award.

Compensation decisions for Mr. Kelly and Mr. Hall were discretionary and not based on specific performance targets.  However, the Company considered FW Cook’s competitive market analysis for guidance in determining the total compensation for Mr. Kelly and Mr. Hall.  The compensation levels for Mr. Kelly and Mr. Hall were generally set relative to the market data in a manner similar to Mr. Sacks’ and Mr. Schlosberg’s, with below-median salaries and cash bonuses offset by above-median long-term equity compensation value through stock options to emphasize continued shareholder growth and to recognize that options have been an effective incentive for motivating performance.  Recent equity awards granted to Mr. Hall vest over a three- or five-year period. Recent equity awards granted to Mr. Kelly vest over a five-year period.

We view all components of compensation as related but distinct.  We determine the appropriate level for each compensation component, based in part, but not exclusively, on competitive benchmarks gathered through our recruitment and retention experience, our review of internal comparatives as well as other considerations we deem relevant, such as rewarding for individual as well as for corporate performance.  We believe that equity awards effectively reward for long-term performance and are an important compensation-related motivator to attract and retain executives through the vesting periods and promote sharing in the value they create.  Except as described herein, neither our Compensation Committee nor our Executive Committee have adopted any formal or informal policies or guidelines for allocating compensation between short-term and long-term and current compensation between cash and non-cash compensation.  However, our Compensation Committee and Executive Committee’s respective philosophy is that a greater percentage of our NEOs’ compensation should be rewarded in long-term equity rather than short-term cash, and we believe that this philosophy has benefited our long-term performance by attracting, retaining, and motivating a long-tenured NEO group that has built significant long-term value for our shareholders.  Compensation packages for each of our NEOs are tailored to each individual NEO’s circumstances by the Compensation Committee and/or the Executive Committee, as appropriate, and are largely based on subjective evaluations of Company and individual performance.  Each element of compensation is determined differently for each individual NEO, based on a variety of facts and circumstances applicable at the time and specific to that NEO.

Our Compensation Committee and Executive Committee perform an annual strategic review of compensation paid to our NEOs to determine whether they have provided adequate incentives and motivation to such NEOs, and whether they adequately compensate our NEOs relative to comparable officers in other companies with which we compete for executives.  For compensation decisions, including decisions regarding the grant of equity compensation relating to NEOs, other than our Chairman and Chief Executive Officer and our Vice Chairman and President, the Compensation Committee specifically considers recommendations from the Executive Committee.

Results of 2016 Advisory Vote to Approve Executive Compensation

At our 2016 annual meeting of Stockholders, 86.5% of the votes cast were in favor of our advisory resolution regarding the compensation of our NEOs.  The Compensation Committee believes this affirms the stockholders’ support of the Company’s pay-for-performance philosophy with respect to executive compensation.  No changes were made to the compensation program for NEOs as a direct response to the result of the vote. The Compensation Committee will continue to consider the results of future advisory votes on executive compensation.

Compensation Program Components

Our NEO compensation currently has three primary components: base compensation or salary, annual cash bonus, and equity awards granted pursuant to our 2011 Incentive Plan.

Each of the primary components of NEO compensation is discussed below.

Base Salary

Base salaries for our NEOs are established based on the scope of their individual responsibilities, taking into account competitive market remuneration paid by other companies for individuals in similar positions.  We set NEO base compensation at levels which we believe enable us to retain individuals in a competitive environment (but without any fixed formula) and reward performance based upon contributions to our overall business goals.  We may also utilize input on compensation from compensation consultants, executive search firms and market data when making crucial hiring decisions.

The Compensation Committee of the Board determines the base salaries for Mr. Sacks and Mr. Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and the Vice Chairman and President) determines the base salaries for the other NEOs.

For 2016, the annual base salary for each of Mr. Sacks and Mr. Schlosberg were increased from $625,000 to $700,000 to align their base salaries with approximately the 20th percentile of our Early 2016 Peers.  For 2016, Mr. Hall’s annual base salary was increased from $500,000 to $550,000 to align his base salary with our peer group.  For 2016, Mr. Kelly’s annual base salary was increased from $300,000 to $330,000 to align his base salary with our peer group.

Annual Cash Bonus Opportunity

We provide incentive compensation to our NEOs partly in the form of a discretionary annual cash bonus based on a qualitative review of individual and company-wide financial and operational performance, consistent with our emphasis on pay-for-performance incentive compensation programs.  The Compensation Committee determines the annual bonuses for Mr. Sacks and Mr. Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and the Vice Chairman and President) determines the annual bonuses for the other NEOs.

The 2016 cash bonuses were not determined in a formulaic manner.  In determining 2016 bonus awards, our Compensation Committee and Executive Committee considered all of our performance achievements and reviewed various strategic factors, including sales revenues, high relative profit growth, distribution levels, introduction of new products, corporate partnerships, overall operating performance, contribution margins, profitability and TSR, which are used as a broad guide of overall performance.  We generally utilize annual cash bonuses to reward performance for the time horizon of one year.  Consistent with the Company’s strategy of focusing on long-term equity over short-term cash compensation, the bonus payments have been relatively low compared to our peer group.

The actual amount of the annual bonus is determined and paid in the first quarter following a qualitative review of each NEO’s individual performance and contribution to our strategic goals during the prior year.  The 2016 bonus awards for each of Mr. Sacks and Mr. Schlosberg were $833,456, $325,000 for Mr. Hall and $165,000 for Mr. Kelly.  In early 2017, Mr. Sacks and Mr. Schlosberg were each awarded 5,910 fully vested shares of stock valued at $273,456; this stock grant represented approximately one-third of their total bonus payout for 2016.  The purpose of paying a portion of their 2016 bonus in equity was to increase the alignment of their interests with shareholders.  The remaining portion of their 2016 bonus awards, and the full 2016 bonus awards for the other NEOs, were paid in cash.

Long-Term Incentive Program

We believe that long-term performance is achieved through an ownership culture that encourages superior performance by our NEOs through the use of equity awards and, as a result, the compensation program emphasizes equity awards over cash compensation.  Our equity compensation plans have been established to provide our NEOs with incentives to further align their interests with the interests of the stockholders and such interests are aligned through the granting of options and restricted stock units.  Equity compensation to our NEOs generally vests over three to five years.  Stock options are our preferred form of long-term incentive compensation because we believe they are simple, tax-deferred, and inherently performance-based with value earned only if the price of our common stock appreciates after the options are granted.  In 2016, Mr. Sacks and Mr. Schlosberg were granted an equal, value-based mix of options and restricted stock units in order to provide a growth incentive as well as a long-term employment retention incentive.

The Compensation Committee of the Board reviews and approves equity awards to our NEOs based upon compensation data principally gathered through a market analysis conducted by our independent compensation consultants, our recruiting and retention experience, our qualitative assessment of individual performance, as well as a review of each NEO’s current long-term incentives and retention considerations.

On March 14, 2016, the NEOs were granted the following number of non-qualified stock option grants with a per share exercise price of $43.99, the fair market value of a share of our stock on the date of grant, as determined under the 2011 Incentive Plan: Mr. Sacks – 315,000 options; Mr. Schlosberg – 315,000 options; Mr. Hall – 90,000 options; and Mr. Kelly – 37,500 options.  The options granted to each of Mr. Sacks, Mr. Schlosberg and Mr. Hall vest in three equal annual installments on each of March 14, 2017, 2018 and 2019, subject to their continued employment through each vesting date.  The options granted to Mr. Kelly vest in five installments as follows: 3,750 shares on March 14, 2017; 5,625 shares on March 14, 2018; 7,500 shares on March 14, 2019; 9,375 shares on March 14, 2020; and 11,250 shares on March 14, 2021, subject to his continued employment through each vesting date.

On March 14, 2016, each of Mr. Sacks and Mr. Schlosberg were granted 117,000 restricted stock units that vest in three equal annual installments on each of March 14, 2017, 2018 and 2019, subject to their  continued employment through each vesting date.

On December 1, 2016, Mr. Hall and Mr. Kelly were granted the following number of non-qualified stock option grants with a per share exercise price of $43.64, the fair market value of a share of our stock on the date of grant, as determined under the 2011 Incentive Plan: Mr. Hall – 100,000 options; and Mr. Kelly – 40,000 options.  The options granted to Mr. Hall vest in five equal annual installments on each of December 1, 2017, 2018, 2019, 2020 and 2021, subject to the his continued employment through each vesting date. The options granted to Mr. Kelly vest in five installments as follows: 4,000 shares on December 1, 2017; 6,000 shares on December 1, 2018; 8,000 shares on December 1, 2019; 10,000 shares on December 1, 2020; 12,000 shares on December 1, 2021, subject to his continued employment through each vesting date.

In December 2016, we adopted the Monster Beverage Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) as a sub plan to our 2011 Incentive Plan, pursuant to which eligible employees may elect to defer cash and/or equity based compensation and to receive the deferred amounts, together with an investment return (positive or negative), in the future.  No deferrals were made for 2016 compensation.

Other Compensation

Certain NEOs who are parties to employment agreements will continue to be subject to such agreements in their current form based on the terms of such agreements, or upon renewal should the Compensation Committee determine in its discretion that revisions to such employment agreements are recommended.  For a summary description of the terms of these agreements, see “Discussion of Summary Compensation Table - Agreements with Named Executive Officers” below.

In addition, we intend to continue to maintain our current benefits and perquisites for our NEOs.  The perquisites include payment of the cost and expense for personal use of a Company automobile and the payment of benefit premiums under certain employee benefit plans. In addition, pursuant to their employment agreements, Mr. Sacks and Mr. Schlosberg are entitled to receive initial and annual fees and all other reasonable expenses relating to membership in up to two business or social clubs selected by the executive.  However, the Compensation Committee in its discretion may revise, amend or add to such NEO’s benefits and perquisites if it deems it advisable.  We believe these benefits and perquisites are currently in line with those provided by comparable companies within the consumer products industry, the food and beverage industry and within the labor markets in which we participate, for similarly situated executives, based principally on information gathered through our recruiting and retention experience.

Employee Benefit Plans

Our employees, including our NEOs, are entitled to various employee benefits, which generally include health care plans, flexible spending accounts, life and disability insurance, 401(k) Plan, paid time off, automobile benefits, as well as other allowances.

401(k) Plan

Our employees, including our NEOs, may participate in our 401(k) Plan, a defined contribution plan that qualifies under Section 401(k) of the Internal Revenue Code.  Participating employees may contribute up to statutory limits.  We make discretionary matching contributions, and currently (from January 1, 2016) match 50% of our employee contributions, up to 6% of each employee’s earnings on a per pay period basis, which vest at a rate of 25% upon completion of two years of service, 50% upon completion of three years of service and 100% upon completion of four years of service.

Separation and Change in Control Arrangements

Certain of our NEOs, per the terms of their respective employment agreements and/or equity award agreements, are eligible for certain benefits and/or payments if there is a change in control and/or a termination of their employment, as described under “Potential Payments Upon Termination or Change in Control” beginning on page 30.

We believe these arrangements are an important part of overall compensation and will help to secure the continued employment and dedication of our NEOs prior to or following a change in control, notwithstanding any concern that they may have at such time regarding their own future and continued employment.  In addition, we believe that these arrangements are an important recruitment and retention incentive.  These arrangements do not provide for tax gross ups.

Tax Implications

The taxation and accounting consequences of our executive officer compensation programs were not material factors in our decisions in establishing or administering our executive officer compensation programs for fiscal year 2016.  We retain the discretion to structure compensation in ways that may result in less than full deductibility, that may not maximize tax savings, and that may not minimize the accounting cost to the Company.

Summary Compensation Table

The following table summarizes the total compensation of our NEOs during the fiscal years ended December 31, 2016, 2015 and 2014.  During the fiscal year ended December 31, 2016, our NEOs were Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall and Thomas J. Kelly.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($) (A)	Total ($)

Rodney C. Sacks Chairman, CEO and Director	2016	700,000	560,000	5,410,360	5,280,881	77,714	12,028,955
	2015	625,000	500,000	5,161,788	4,070,484	77,716	10,434,988
	2014	600,000	400,000	-	6,606,390	76,023	7,682,413
Hilton H. Schlosberg Vice-Chairman, CFO, COO, President, Secretary and Director
	2016	700,000	560,000	5,410,360	5,280,881	44,545	11,995,786
	2015	625,000	500,000	5,161,788	4,070,484	42,543	10,399,815
	2014	600,000	400,000	-	6,606,390	43,189	7,649,579
Mark J. Hall Chief Marketing Officer and Director
	2016	550,000	325,000	-	3,193,413	24,158	4,092,571
	2015	500,000	300,000	-	5,139,500	22,169	5,961,669
	2014	254,711	100,000	-	943,770	21,477	1,319,958
Thomas J. Kelly Senior Vice President Finance
	2016	330,000	165,000	-	1,298,777	23,521	1,817,298
	2015	300,000	150,000	-	608,431	20,531	1,078,962
	2014	270,000	125,000	166,950	873,675	20,824	1,456,449

(1)               The amounts represent the current year grant date fair value for all share-based payment awards computed in accordance with Accounting Standards Codification (“ASC”) 718 based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions:

Name	Date	Dividend Yield	Expected Volatility	Risk-Free Interest Rate	Expected Term
Mr. Sacks	3/14/2016	0%	36.12%	1.49%	6.33
Mr. Schlosberg	3/14/2016	0%	36.12%	1.49%	6.33
Mr. Hall	3/14/2016	0%	36.12%	1.49%	6.33
Mr. Hall	12/1/2016	0%	36.28%	1.90%	6.17
Mr. Kelly	3/14/2016	0%	36.12%	1.49%	6.33
Mr. Kelly	12/1/2016	0%	36.40%	1.90%	6.06

(A)     All Other Compensation

Name	Year	Automobile ($)	401(k) Match ($)	Benefit Premiums ($)	Perquisites ($)	Total ($)
	2016	36,362	7,950	31,389	2,013	77,714
	2015	35,715	5,300	31,661	5,040	77,716
Rodney C. Sacks	2014	38,710	5,200	24,274	7,839	76,023
	2016	21,425	7,950	15,169	-	44,544
	2015	22,195	5,300	15,048	-	42,543
Hilton H. Schlosberg	2014	23,408	5,200	14,581	-	43,189
	2016	8,676	7,950	7,533	-	24,159
	2015	10,884	4,077	7,208	-	22,169
Mark J. Hall	2014	10,159	4,077	7,241	-	21,477
	2016	8,038	7,950	7,533	-	23,521
	2015	8,023	5,300	7,208	-	20,531
Thomas J. Kelly	2014	8,383	5,200	7,241	-	20,824

Discussion of Summary Compensation Table

Agreements with Named Executive Officers:

Rodney C. Sacks – On March 18, 2014, we entered into a new employment agreement with Mr. Sacks (the “Sacks Employment Agreement”), pursuant to which Mr. Sacks renders services as our Chairman and Chief Executive Officer.  Under the Sacks Employment Agreement, Mr. Sacks’ annual base salary will be reviewed annually and increased at the discretion of our Board.  Mr. Sacks is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period of this agreement commenced on January 1, 2014 and continues through December 31, 2018, subject to automatic one year renewal periods beginning on December 31, 2018, unless notice of intent to not renew is given by either us or Mr. Sacks by June 30, 2018 or any subsequent June 30, as may be applicable.  Under the Sacks Employment Agreement, Mr. Sacks is subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  The Sacks Employment Agreement is subject to termination (i) upon the death or disability of Mr. Sacks, (ii) voluntarily by Mr. Sacks on 90 days’ written notice, (iii) for Cause (as defined therein) by us, or (iv) upon Constructive Termination (as defined therein) by Mr. Sacks.  The severance provisions in the Sacks Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.  Since January 1, 2009, we have entered into certain equity compensation agreements with Mr. Sacks as disclosed in the “Grants of Plan-Based Awards” table below.

Hilton H. Schlosberg – On March 18, 2014, we entered into a new employment agreement with Mr. Schlosberg (the “Schlosberg Employment Agreement”), pursuant to which Mr. Schlosberg renders services as our Vice Chairman, President, Chief Operating Officer and Chief Financial Officer.  Under the Schlosberg Employment Agreement, Mr. Schlosberg’s annual base salary will be reviewed annually and increased at the discretion of our Board.  Mr. Schlosberg is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits.  The employment period of this agreement commenced on January 1, 2014 and continues through December 31, 2018, subject to automatic one year renewal periods beginning on December 31, 2018, unless notice of intent to not renew is given by either us or Mr. Schlosberg by June 30, 2018 or any subsequent June 30, as may be applicable.  Under the Schlosberg Employment Agreement, Mr. Schlosberg is subject to a confidentiality covenant and a six-month post-termination non-competition covenant.  The Schlosberg Employment Agreement is subject to termination (i) upon the death or disability of Mr. Schlosberg, (ii) voluntarily by Mr. Schlosberg on 90 days’ written notice, (iii) for Cause (as defined therein) by us, or (iv) upon Constructive Termination (as defined therein) by Mr. Schlosberg.  The severance provisions in the Schlosberg Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below.  Since January 1, 2009, we have entered into certain equity compensation agreements with Mr. Schlosberg as disclosed in the “Grants of Plan-Based Awards” table below.

Mark J. Hall – On October 28, 2013, Mr. Hall entered into an agreement (the “Hall 2013 Agreement”) with MEC.  Pursuant to the Hall 2013 Agreement, Mr. Hall agreed to serve as a member of the Board for at least one year, effective January 1, 2014.  Effective January 1, 2014, Mr. Hall resigned as President of the Monster Beverage Division and was appointed Chief Brand Officer of MEC.

On March 12, 2015, Mr. Hall entered into a new employment agreement (the “Hall 2015 Agreement”) with MEC.  The Hall 2015 Agreement documented Mr. Hall’s position change from Chief Brand Officer to Chief Marketing Officer of MEC on a full-time basis, effective as of January 1, 2015.  As Chief Marketing Officer of MEC, Mr. Hall received an annual base salary of $550,000 in 2016.  Mr. Hall is also eligible to receive an annual bonus in an amount to be determined at the discretion of our Executive Committee.  The Hall 2015 Agreement provides that Mr. Hall’s employment as Chief Marketing Officer of MEC is of an at-will nature, for no specified period of time.  Pursuant to the Hall 2015 Agreement, if Mr. Hall’s employment with MEC is terminated without cause, Mr. Hall will be entitled to receive three months of severance pay (or severance pay as negotiated between the parties), subject to certain restrictions, as well as all applicable employee benefits of MEC during such three-month period. On April 21, 2017, Mark J. Hall resigned from his position as Chief Marketing Officer of MEC, effective May 1, 2017.  Mr. Hall will continue to serve as an employee of MEC, focusing on ideation, design and development of new products and will continue as a Director of the Company. Since January 1, 2009, we have entered into certain equity compensation agreements with Mr. Hall as disclosed in the “Grants of Plan-Based Awards” table below.

Thomas J. Kelly – Mr. Kelly’s employment is “at will” and thus may be terminated at any time for any or no reason.  Mr. Kelly received an annual base salary of $330,000 in 2016.  Mr. Kelly is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits.  Since January 1, 2009, we have entered into certain equity compensation agreements with Mr. Kelly as disclosed in the “Grants of Plan-Based Awards” table below.

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards granted to our NEOs during the fiscal year ended December 31, 2016.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Rodney C. Sacks	3/14/2016		315,000	$ 43.99	$ 5,280,881
Rodney C. Sacks	3/14/2016	123,000			$ 5,410,360
Hilton H. Schlosberg	3/14/2016		315,000	$ 43.99	$ 5,280,881
Hilton H. Schlosberg	3/14/2016	123,000			$ 5,410,360
Mark J. Hall	3/14/2016		90,000	$ 43.99	$ 1,508,823
Mark J. Hall	12/1/2016		100,000	$ 43.64	$ 1,684,590
Thomas J. Kelly	3/14/2016		37,500	$ 43.99	$ 629,161
Thomas J. Kelly	12/1/2016		40,000	$ 43.64	$ 669,616

(1)         The amounts represent the current year grant date fair value for all share-based payment awards computed in accordance with ASC 718.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by our NEOs at December 31, 2016.

		Option Awards								Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Rodney C. Sacks	06/02/2008	244,851	-		-	5.29	06/02/2018	-		-	-	-
	12/01/2009	300,000	-		-	5.94	12/01/2019	-		-	-	-
	06/03/2013	630,000			-	17.99	06/03/2023	-		-	-	-
	03/14/2014	420,000	210,000	(1)	-	23.35	03/14/2024	-		-	-	-
	03/13/2015	-	-		-	-	-	76,200	(2)	3,378,708	-	-
	03/13/2015	79,200	158,400	(3)	-	45.16	03/13/2025	-	-	-	-	-
	03/14/2016	-	-		-	-	-	117,000	(4)	5,187,780	-	-
	03/14/2016	-	315,000	(5)	-	43.99	03/14/2026	-	-	-	-	-
Hilton H. Schlosberg	06/02/2008	244,851	-		-	5.29	06/02/2018	-		-	-	-
	12/01/2009	300,000	-		-	5.94	12/01/2019	-		-	-	-
	06/03/2013	630,000			-	17.99	06/03/2023	-		-	-	-
	03/14/2014	420,000	210,000	(1)	-	23.35	03/14/2024	-		-	-	-
	03/13/2015	-	-		-	-	-	76,200	(2)	3,378,708	-	-
	03/13/2015	79,200	158,400	(3)	-	45.16	03/13/2025	-	-	-	-	-
	03/14/2016	-	-		-	-	-	117,000	(4)	5,187,780	-	-
	03/14/2016	-	315,000	(5)	-	43.99	03/14/2026	-	-	-	-	-
Mark J. Hall	12/01/2009	240,000	-		-	5.94	12/01/2019	-		-	-	-
	12/01/2010	120,000	-		-	8.75	12/01/2020	-		-	-	-
	03/14/2013	105,000	165,000	(6)	-	15.71	03/14/2023	-		-	-	-
	03/14/2014	22,500	67,500	(7)	-	23.35	03/14/2024	-		-	-	-
	03/13/2015	60,000	240,000	(8)	-	45.16	03/13/2025	-		-	-	-
	03/14/2016	-	90,000	(9)	-	43.99	03/14/2026	-	-	-	-	-
	12/01/2016	-	100,000	(10)	-	43.64	12/01/2026	-	-	-	-	-
Thomas J. Kelly	06/01/2012	-	-		-			4,500	(11)	199,530	-	-
	03/14/2013	9,000	24,750	(12)	-	15.71	03/14/2023	-		-	-	-
	03/14/2014	7,500	22,500	(13)	-	23.35	03/14/2024	-		-	-	-
	12/01/2014	-	-		-	-	-	1,500	(14)	66,510	-	-
	12/01/2014	11,250	33,750	(15)	-	37.10	12/01/2024	-		-	-	-
	03/13/2015	7,200	28,800	(16)	-	45.16	03/13/2025	-		-	-	-
	03/14/2016		37,500	(17)	-	43.99	03/14/2026	-		-	-	-
	12/01/2016		40,000	(18)	-	43.64	12/01/2016	-		-	-	-

(1) Vest as follows: 210,000 on March 14, 2017

(2) Vest as follows: 38,100 on March 13, 2017; 38,100 on March 13, 2018

(3) Vest as follows: 79,200 on March 13, 2017; 79,200 on March 13, 2018

(4) Vest as follows: 39,000 on March 14, 2017; 39,000 on March 14 2018; 39,000 on March 14, 2019

(5) Vest as follows: 105,000 on March 14, 2017; 105,000 on March 14, 2018; 105,000 on March 14, 2019

(6) Vest as follows: 75,000 on March 14, 2017; 90,000 on March 14, 2018

(7) Vest as follows: 18,000 on March 14, 2017; 22,500 on March 14, 2018; 27,000 on March 14, 2019

(8) Vest as follows: 60,000 on March 13, 2017; 60,000 on March 13, 2018; 60,000 on March 13, 2019; 60,000 on March 13, 2020

(9) Vest as follows: 30,000 on March 14, 2017; 30,000 on March 14, 2018; 30,000 on March 14, 2019

(10) Vest as follows: 20,000 on December 1, 2017; 20,000 on December 1, 2018; 20,000 on December 1, 2019; 20,000 on December 1, 2020; 20,000 on December 1, 2021

(11) Vest as follows: 4,500 on June 1, 2017

(12) Vest as follows: 11,250 on March 14, 2017; 13,500 on March 14, 2018

(13) Vest as follows: 6,000 on March 14, 2017; 7,500 on March 14, 2018; 9,000 on March 14, 2019

(14) Vest as follows: 1,500 on December 1, 2017

(15) Vest as follows: 9,000 on December 1, 2017; 11,250 on December 1, 2018; 13,500 on December 1, 2019

(16) Vest as follows: 7,200 on March 13, 2017; 7,200 on March 13, 2018; 7,200 March 13, 2019; 7,200 March 13, 2020

(17) Vest as follows: 3,750 on March 14, 2017; 5,625 on March 14, 2018; 7,500 on March 14, 2019; 9,375 on March 14, 2020; 11,250 on March 14, 2021

(18) Vest as follows: 4,000 on December 1, 2017; 6,000 on December 1, 2018; 8,000 on December 1, 2019; 10,000 on December 1, 2020; 12,000 on December 1, 2021

Options Exercised and Stock Vested

The following table summarizes exercise of stock options and stock vested by our NEOs during the Company’s fiscal year ended December 31, 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Rodney C. Sacks			38,100	1,675,892
Hilton H. Schlosberg			38,100	1,675,892
Mark J. Hall			15,000	771,650
Thomas J. Kelly			6,000	292,560

(1)       The value realized upon the exercise of the stock options reflect the number of options multiplied by the difference between the closing stock price of our common stock on the date of the exercise and the exercise price of the options.

(2)       The value realized upon vesting of the stock awards is based on the closing stock price of our common stock on the date the awards vested.

Pension Benefits

We do not maintain or make contributions to a defined benefit plan for any of our NEOs.

Non-Qualified Deferred Compensation

As of December 31, 2016, none of our NEOs participated or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us.  The Compensation Committee may elect to provide our NEOs or other employees with non-qualified defined contribution or deferred compensation benefits should they deem such benefits appropriate. In December 2016, we adopted the Deferred Compensation Plan as a sub plan to our 2011 Incentive Plan, pursuant to which eligible employees may elect to defer cash and/or equity based compensation and to receive the deferred amounts, together with an investment return (positive or negative), in the future.  Deferrals under the Deferred Compensation Plan are unfunded and unsecured.  No deferrals were made for 2016 compensation.

Potential Payments Upon Termination or Change in Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to our NEOs in the event of a termination of their employment or a change of control.  The following tables and narrative disclosure summarize the potential payments to each of our NEOs assuming that one of the events listed in the tables below occurs.  The tables assume that the event occurred on December 31, 2016, the last day of our fiscal year.

Key Employment Agreement and Equity Award Agreement Definitions

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, “cause” (under which we may terminate their employment) is defined as: (i) an act or acts of dishonesty or gross misconduct on the executive’s part which results or is intended to result in material damage to our business or reputation; or (ii) repeated material violations by the executive of his obligations relating to his position and duties, which violations are demonstrably willful and deliberate on the executive’s part and which result in material damage to our business or reputation and as to which material violations our Board has notified the executive in writing.

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, “constructive termination” (under which they may terminate their employment) is defined as: (i) without the written consent of the executive, (A) the assignment to the executive of any duties inconsistent in any substantial respect with the executive’s position, authority or responsibilities as contemplated by the position and duties described in his employment agreement, or (B) any other substantial adverse change in such position, including titles, authority or responsibilities; (ii) any failure by us to comply with any of the provisions of his employment agreement, other than an insubstantial or inadvertent failure, remedied by us promptly after receipt of notice thereof given by the executive; (iii) our requiring the executive without his consent to be based at any office location outside of Riverside County, California or Orange County, California, except for travel reasonably required in the performance of the executive’s responsibilities; or (iv) any failure by the Company to obtain the assumption and agreement by a successor entity to perform his employment agreement, provided that the successor entity has had actual written notice of the existence of his employment agreement and its terms and an opportunity to assume the Company’s responsibilities under his employment agreement during a period of 10 business days after receipt of such notice.

For purposes of the Sacks Employment Agreement and the Schlosberg Employment Agreement described in this section, “disability” is defined as any disability which would entitle the executive to receive full long-term disability benefits under our long-term disability plan, or if no such plan will then be in effect, any physical or mental disability or incapacity which renders the executive incapable of performing the services and obligations required of him relating to the executive’s position and duties for a period of more than 120 days in the aggregate during any 12-month period during the employment period.

For purposes of the restricted stock unit agreements with Mr. Sacks and Mr. Schlosberg, “good reason” is defined as termination of employment on or after a reduction in his compensation or benefits, his removal from his current position, or his being assigned duties and responsibilities that are inconsistent with the dignity, importance or scope of his position.

For purposes of the restricted stock unit agreements with Mr. Sacks and Mr. Schlosberg, “cause” is defined as an act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations, or drug or alcohol abuse, in any case as determined by the Board.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg, “change in control” is defined as: (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)–3 under the Exchange Act), corporation or other entity other than us or a wholly-owned subsidiary  of ours of 20% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg, “cause” (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or drug or alcohol abuse; and good reason (under which they may terminate their employment) is defined as a reduction in the individual’s compensation or benefits, the individual’s removal from his current position or the assignment to the individual of duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with us.

For purposes of all the stock option agreements, “total disability” is defined as the complete and permanent inability of the executive to perform all his duties of employment with us.

For purposes of the Hall 2015 Agreement, “good cause” (under which we may terminate employment with no obligation to pay severance) will include: (i) the neglect, breach of duty, or any failure to perform, to the reasonable satisfaction of the Executive Committee; (ii) the conviction of a felony, or any determination by the Executive Committee of the commission of theft, larceny, embezzlement, fraud, dishonesty, illegality, moral turpitude, harassment or gross mismanagement; (iii) the death or material disability to such an extent that, even with reasonable accommodation, the executive is precluded from performing the essential duties of his position; or (iv) the breach of the Hall 2015 Agreement or any fiduciary duties to MEC.

For purposes of the stock option agreements with Mr. Hall, “change in control” is generally defined as: (i) the acquisition of “Beneficial Ownership” by any person (as defined in Rule 13(d)–3 under the Exchange Act), corporation or other entity other than us or a wholly-owned subsidiary of ours of 50% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Hall and Mr. Kelly, “cause” (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactory performance of his duties of employment, insubordination or drug or alcohol abuse.

Rodney C. Sacks
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Non- Renewal by Executive ($)	Cause ($)	Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability or Termination by the Executive for Constructive Termination or Good Reason ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)	(e)	(f)
Base Salary	700,000	700,000	-	-	350,000	1,426,923	-
Bonus	-	-	-	-	-	500,000	-
Vacation	107,692	107,692	107,692	107,692	107,692	107,692	-
Benefit Plans	31,389	40,177	-	20,088	20,088	80,353	-
Automobile	36,362	36,362	-	-	-	109,087	-
Perquisites & other personal benefits	-	-	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-	13,084,988	13,084,988
Total	875,443	884,231	107,692	127,780	477,780	15,309,043	13,084,988

(a)                                 Under the Sacks Employment Agreement, upon termination due to death or disability, Mr. Sacks, or his legal representative, would be entitled to continuation of base salary, payment of benefit premiums for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)                                 Under the Sacks Employment Agreement, upon non-renewal by Mr. Sacks, Mr. Sacks would be entitled to payment for accrued vacation.

(c)                                  Under the Sacks Employment Agreement, upon termination by us for cause, Mr. Sacks would be entitled to payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(d)                                 Upon voluntary termination by Mr. Sacks, Mr. Sacks would be entitled to payment of his full base salary for a period of six months from the date of termination, payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(e)                                  Under the Sacks Employment Agreement, upon termination by us without cause or termination by Mr. Sacks for constructive termination, or if we elected not to renew his employment agreement, Mr. Sacks would be entitled to a payment of two times his base salary, at the rate in effect on the date of termination, and a pro-rata portion of the bonus received in the year immediately prior to the year of the termination date, payable in the same manner and at the same time as the other senior officers of the Company, as if he remained employed through the applicable payment date.  In addition, Mr. Sacks would be entitled to payment of all benefit premiums and automobile benefits for the period from the date of termination to December 31, 2018, or through the date which is eighteen months from the date of termination, whichever period is longer.  Also, in the case of termination without cause, Mr. Sacks would be entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination.  In addition, under Mr. Sacks’ stock equity agreements, if Mr. Sacks’ employment is terminated by us without cause or by Mr. Sacks for good reason, all equity awards will immediately become exercisable in their entirety.

(f)                                   Under Mr. Sacks’ equity agreements, upon a change in control, all equity awards will immediately become exercisable in their entirety.  With respect to Mr. Sacks’ stock option agreements, options may, with the consent of Mr. Sacks, be purchased by the Company for cash at a price equal to the aggregate of the fair market value for one (1) share of our common stock less the purchase price payable by Mr. Sacks to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Sacks has the option to purchase.

Hilton H. Schlosberg
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Non- Renewal by Executive ($)	Cause ($)	Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability or Termination by the Executive for Constructive Termination or Good Reason ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)	(e)	(f)
Base Salary	700,000	700,000	-	-	350,000	1,426,923	-
Bonus	-	-	-	-	-	500,000	-
Vacation	107,692	107,692	107,692	107,692	107,692	107,692	-
Benefit Plans	15,169	23,964	-	11,982	11,982	47,928	-
Automobile	21,425	21,425	-	-	-	64,276	-
Perquisites & other personal benefits	-	-	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-	13,084,988	13,084,988
Total	844,286	853,081	107,692	119,674	469,674	15,231,807	13,084,988

(a)           Under the Schlosberg Employment Agreement, upon termination due to death or disability, Mr. Schlosberg, or his legal representative, would be entitled to continuation of base salary, payment of benefit premiums for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)                                 Under the Schlosberg Employment Agreement, upon non-renewal by Mr. Schlosberg, Mr. Schlosberg would be entitled to payment for accrued vacation.

(c)                                  Under the Schlosberg Employment Agreement, upon termination by us for cause, Mr. Schlosberg would be entitled to payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(d)                                 Upon voluntary termination by Mr. Schlosberg, Mr. Schlosberg would be entitled to payment of his full base salary for a period of six months from the date of termination, payment of benefit premiums for himself and his family for a period of six months from the date of termination and payment for accrued vacation.

(e)           Under the Schlosberg Employment Agreement, upon termination by us without cause or termination by Mr. Schlosberg for constructive termination, or if we elected not to renew his employment agreement, Mr. Schlosberg would be entitled to a payment of two times his base salary, at the rate in effect on the date of termination, and a pro-rata portion of the bonus received in the year immediately prior to the year of the termination date, payable in the same manner and at the same time as the other senior officers of the Company, as if he remained employed through the applicable payment date.  In addition, Mr. Schlosberg would be entitled to payment of all benefit premiums and automobile benefits for the period from the date of termination to December 31, 2018, or through the date which is eighteen months from the date of termination, whichever period is longer.  Also, in the case of termination without cause, Mr. Schlosberg would be entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination.  In addition, under Schlosberg’s stock equity agreements, if Mr. Schlosberg’s employment is terminated by us without cause or by Mr. Schlosberg for good reason, all equity awards will immediately become exercisable in their entirety.

(f)                                   Under Mr. Schlosberg’s equity agreements, upon a change in control, all equity awards will immediately become exercisable in their entirety.  With respect to Mr. Schlosberg’s stock option agreements, options may, with the consent of Mr. Schlosberg, be purchased by the Company for cash at a price equal to the aggregate of the fair market value for one (1) share of our common stock less the purchase price payable by Mr. Schlosberg to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Schlosberg has the option to purchase.

Mark J. Hall
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause or Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	137,500	-
Vacation	84,614	84,614	84,614	84,614	-
Benefit Plans	628	1,263	1,263	4,080	-
Automobile	-	-	-	2,169	-
Perquisites & other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-
Total	85,242	85,877	85,877	228,363	-

(a)                                 Under our general employment practices, upon termination due to death or disability, Mr. Hall, or his legal representative, is entitled to payment for accrued vacation.

(b)                                 Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Hall, Mr. Hall is entitled to payment for accrued vacation.

(c)                                  Under the Hall 2015 Employment Agreement, upon termination by us without cause, Mr. Hall would be entitled to three months of severance pay and the continuation of health plan benefits coverage for both himself and his family for a period of three months.  In addition, under our general employment practices, upon termination by us without cause, Mr. Hall is entitled to payment for accrued vacation.

(d)                                 Under Mr. Hall’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable, will immediately become exercisable and that any options not exercised prior to such change in control will be canceled.

Thomas J. Kelly
Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause or Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Termination without Cause or Constructive Dismissal following a Change in Control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	-	-	-	-	165,000
Vacation	28,586	28,586	28,586	28,586	28,586
Benefit Plans	628	1,263	1,263	1,263	1,263
Automobile	-	-	-	-	-
Perquisites & other personal benefits	-	-	-	-	-
Acceleration of stock option awards	-	-	-	-	-
Total	29,214	29,849	29,849	29,849	194,849

(a)                                 Under our general employment practices, upon termination due to death or disability, Mr. Kelly or his legal representative, is entitled to payment for accrued vacation.

(b)                                 Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Kelly, Mr. Kelly is entitled to payment for accrued vacation.

(c)                                  Under our general employment practices, upon termination by us without cause, Mr. Kelly is entitled to payment for accrued vacation.

(d)                                 Under Mr. Kelly’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable, will immediately become exercisable and that any options not exercised prior to such change in control will be canceled.  Under the Amendment to Conditions of Employment of Mr. Kelly dated December 7, 1999, if, following a change in control, Mr. Kelly’s employment with us is terminated by us other than for cause or in the event that Mr. Kelly resigns under circumstances which constitute constructive dismissal by us of Mr. Kelly, then Mr. Kelly will be entitled to receive severance pay from us as follows: if termination occurs within the first six (6) months after the change in control occurs, Mr. Kelly will be entitled to six (6) months’ severance pay in the amount of $165,000; if termination occurs between six (6) and twelve (12) months after the change in control occurs, Mr. Kelly will be entitled to five (5) months’ severance pay in the amount of $137,500; if termination occurs between twelve (12) and eighteen (18) months after the change in control occurs, Mr. Kelly will be entitled to four (4) months’ severance pay in the amount of $110,000 and if the termination occurs between eighteen and twenty-four (24) months after the change in control occurs, Mr. Kelly will be entitled to three (3) months’ severance pay in the amount of $82,000.

DIRECTOR COMPENSATION

The following table sets forth a summary of the fees earned by our non-employee directors during the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Benjamin M. Polk	60,000	165,065		225,065
Norman C. Epstein	100,000	165,065		265,065
Sydney Selati	102,500	165,065		267,565
Harold C. Taber, Jr.	100,000	165,065		265,065
Mark S. Vidergauz	87,500	165,065		252,565
Kathy N. Waller	60,000	165,065		225,065
Gary P. Fayard	68,333	165,065		233,398

1.             The non-employee directors held the following numbers of restricted stock units as of December 31, 2016, which vest on the last business day prior to the Company’s 2017 annual shareholder meeting: Benjamin M. Polk, 3,237; Norman C. Epstein, 3,237; Harold C. Taber, Jr. 3,237; Mark S. Vidergauz, 3,237; Sydney Selati, 3,237; Kathy N. Waller, 3,237; Gary P. Fayard, 3,237.  Each restricted stock unit represents either (i) a contingent right to receive one share of the Common Stock or (ii) a cash amount equal to the number of shares received as of the vesting date (the last business day prior to the Company’s 2017 annual meeting of stockholders (the “Annual Meeting”).

2.             The non-employee directors held the following numbers of outstanding stock options as of December 31, 2016; Benjamin M. Polk, 20,772; Norman C. Epstein, 0; Harold C. Taber, Jr. 20,772; Mark S. Vidergauz, 0; Sydney Selati, 0; Kathy N. Waller, 0; and Gary P. Fayard, 0.

In 2016 non-employee directors were entitled to receive an annual cash retainer of $60,000.  Except for committee chairs, members of the Audit Committee received an additional annual retainer of $10,000 and members of the Compensation Committee and the Nominating Committee received an additional retainer of $7,500.  The chairman of the Audit Committee received an additional annual retainer of $17,500 and the chairs of the Compensation Committee and the Nominating Committee each received an additional retainer of $15,000.  The Lead Independent Director received an additional annual retainer of $20,000.  In 2016, non-employee directors were entitled to receive an annual equity retainer of approximately $165,000.  These awards vest one day prior to the Annual Meeting.

Non-employee directors are subject to stock ownership guidelines that require directors to hold and retain 9,000 shares of the Company within three years from the date of appointment.

Non-Employee Directors Equity Compensation Plans

Subject to stockholder approval, the Company will adopt the 2017 Non-Employee Directors Compensation Plan.  See “Proposal Three - Approval of Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors” below for a summary description of the terms of the 2017 Non-Employee Directors Compensation Plan, which will replace the 2009 Monster Beverage Corporation Stock Incentive Plan for Non-Employee Directors (the “2009 Directors Plan”).

The 2009 Directors Plan permits the granting of options, stock appreciation rights (each, a “SAR”) and other stock-based awards to purchase up to an aggregate of 4,800,000 shares of common stock of the Company to non-employee directors of the Company.  The 2009 Directors Plan is administered by the Board of Directors.  Each award granted under the 2009 Directors Plan will be evidenced by a written agreement and will contain the terms and conditions that the Board of Directors deems appropriate.  The Board of Directors may grant such awards on the last business day prior to the date of the annual meeting of stockholders.  Any award granted under the 2009 Directors Plan will vest, with respect to 100% of such award, on the last business day prior to the date of the annual meeting, in the calendar year following the calendar year in which such award is granted.  The Board of Directors may determine the exercise price per share of the Company’s common stock under each option, but such price may not be less than 100% of the closing price of the Company’s common stock on the date an option is granted.  Option grants may be made under the 2009 Directors Plan for 10 years from June 4, 2009.  The Board of Directors may also grant SARs, independently, or in connection with an option grant.  The Board of Directors may determine the exercise price per share of the Company’s common stock under each SAR, but such price may not be less than the greater of (i) the fair market value of a share on the date the SAR is granted and (ii) the price of the related option, if the SAR is granted in connection with an option grant.  Additionally, the Board of Directors may grant other stock-based awards, which include awards of shares of the Company’s common stock, restricted shares of the Company’s common stock, and awards that are valued based on the fair market value of shares of the Company’s common stock.  SARs and other stock-based awards are subject to the general provisions of the 2009 Directors Plan.

EMPLOYEE EQUITY COMPENSATION PLAN INFORMATION

Employee Equity Compensation Plans

The Monster Beverage Corporation 2011 Omnibus Incentive Plan (the “2011 Incentive Plan”) permits the granting of options, stock appreciation rights, restricted stock, restricted stock units, performance awards and other stock-based awards up to an aggregate of 43,500,000 shares of the common stock of the Company to employees or consultants of the Company and its subsidiaries.  Shares authorized under the 2011 Incentive Plan are reduced by 2.16 shares for each share granted or issued with respect to a Full Value Award.  A Full Value Award is an award other than an incentive stock option, a non-qualified stock option, or a stock appreciation right, which is settled by the issuance of shares.  Options granted under the 2011 Incentive Plan may be incentive stock options under Section 422 of the Internal Revenue Code, as amended, or non-qualified stock options.  The Compensation Committee has sole and exclusive authority to grant stock awards to all employees who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee each independently has the authority to grant stock awards to new hires and employees receiving a promotion who are not Section 16 employees.  Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee.  Options granted under the 2011 Incentive Plan generally vest over a five-year period from the grant date and are generally exercisable up to 10 years after the grant date.  Restricted stock granted under the 2011 Incentive Plan generally vests over a two- to three-year period from the grant date.  Restricted stock units granted under the 2011 Incentive Plan generally vests over a two- to five-year period from the grant date.  The 2011 Incentive Plan replaced the Hansen Natural Corporation 2001 Amended Option Plan, which was terminated effective as of May 19, 2011.

In December 2016, we adopted the Monster Beverage Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) as a sub plan to the 2011Incentive Plan, pursuant to which eligible employees may elect to defer cash and/or equity based compensation and to receive the deferred amounts, together with an investment return (positive or negative), either at a pre-determined time in the future or upon termination of their employment with the Company or its subsidiaries or affiliates that are participating employers under the Deferred Compensation Plan, as provided under the Deferred Compensation Plan and in relevant deferral elections.  Deferrals under the Deferred Compensation Plan are unfunded and unsecured.

The 2011 Incentive Plan is administered by the Compensation Committee.  Grants under the 2011 Incentive Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

The following table sets forth information as of December 31, 2016 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	23,199,548	$23.55	25,633,600

Equity compensation plans not approved by stockholders	-	-	-

Total	23,199,548	$23.55	25,633,600

As of April 10, 2017, 23,885,837 shares were available for grant under equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Epstein, Fayard, Polk, Selati, Taber and Vidergauz are independent directors under applicable NASDAQ Marketplace Rules and SEC regulations.

Each director and nominee for election as a director delivers to the Company annually a questionnaire that includes, among other things, information relating to any transactions the director or nominee, or their family members, may have with the Company, or in which the director or nominee, or such family member, has a direct or indirect material interest.

The Board, as well as its Audit Committee, reviews, approves and monitors all related-party transactions.  The Audit Committee’s policies and procedures for related-party transactions are not in writing, but the proceedings are documented in the minutes of the Board and/or Audit Committee meetings.  The Audit Committee will assess, among factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.  The Audit Committee is responsible for reviewing all related-party transactions on a continuing basis as well as potential conflict of interest situations where appropriate.  No director will participate in any discussion or approval of a transaction for which he is a related party, except that this director will provide all material information concerning the transaction to the Audit Committee.

During 2016, we purchased promotional items from IFM Group, Inc. (“IFM”). Rodney C. Sacks, together with members of his family, owns approximately 27% of the issued shares in IFM.  Hilton H. Schlosberg, together with members of his family, owns approximately 58% of the issued shares in IFM.  Expenses incurred with such company in connection with promotional materials purchased during the fiscal years ended December 31, 2016 and 2015 were $1.5 million and $1.9 million, respectively.  We continue to purchase promotional items from IFM in 2017.

Carly Rothenberg, who joined the Company’s legal department in August 2016 from a top-tier international law firm, is Mr. Schlosberg’s daughter. The aggregate value of compensation paid to Ms. Rothenberg in 2016 was less than $350,000, including the grant date fair value for her new hire equity award, computed in accordance with ASC 718. Her compensation, including her new hire equity award, is comparable to other employees of the Company who hold analogous positions.

AUDIT COMMITTEE

For the fiscal year ended December 31, 2016, the Company’s Audit Committee was comprised of Mr. Epstein (Chairman until February 27, 2015), Mr. Taber and Mr. Selati (Chairman since February 27, 2015).  Mr. Fayard was appointed to the Audit Committee in February 2016.  The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at http://investors.monsterbevcorp.com/governance.cfm.  The Board of Directors has determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ Marketplace Rules and SEC regulations relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out their responsibilities of a director.

Duties and Responsibilities

The Audit Committee consists of four independent directors (as independence is defined by NASD Rule 5605(a)(2)).  Our Board of Directors has determined that Mr. Selati is (1) an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and (2) independent as defined by the NASDAQ Marketplace Rules and Section 10A(m)(3) of the Exchange Act.  The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters including the review of our quarterly and annual filings on Form 10-Q and Form 10-K.  The Audit Committee also pre-approves the retention of the independent registered public accounting firm, and the independent registered public accounting firm’s fees for all audit and non-audit services provided by the independent registered public accounting firm and determines whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm.  All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provides them with financial sophistication.

Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•    the integrity of the Company’s financial statements;

•               the Company’s systems of internal controls regarding finance and accounting as established by management;

•    the qualifications and independence of the independent registered public accounting firm;

•    the performance of the Company’s independent registered public accounting firm;

•    the Company’s auditing, accounting and financial reporting processes generally; and

•    compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent registered public accounting firm, financial management and all employees.

Report of the Audit Committee

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2016.  The Company believes that its choice to use Deloitte & Touche LLP to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2016 is in the best interests of the Company and its shareholders.  The Audit Committee also discussed with the independent registered public accounting firm the matters required by the Public Company Accounting Oversight Board (the “PCAOB”) AU Section 325 “Communications about Control Deficiencies in an Audit of Financial Statements” and AU Section 380 “Communications with Audit Committees”, as may be modified or supplemented.  The Audit Committee also received from Deloitte & Touche LLP the written disclosures and the letter required by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence”, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

Audit Committee Sydney Selati, Chairman Norman C. Epstein Harold C. Taber, Jr. Gary P. Fayard

Principal Accounting Firm Fees and Services

Fees of Independent Registered Public Accounting Firm for 2016 and 2015

Aggregate fees billed and unbilled to the Company for service provided for the fiscal years ended December 31, 2016 and 2015 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2016	2015
Audit Fees	$1,471,072	$1,395,475
Tax Fees[1]	957,307	631,950
All Other Fees[2]	6,000	406,976
Total Fees[3]	$2,434,379	$2,434,401

1 Tax fees consisted of fees for tax consultation services including advisory services for a state tax analysis and domestic and international tax advice.

2 All other fees consisted of fees incurred in connection with other transactions for the Company.

3 For the years ended December 31, 2016 and 2015, all of the services performed by Deloitte & Touche were approved by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm.  These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when necessary due to timing and logistical considerations.  Any services approved by the Chairman must be reported to the full Audit Committee at its next scheduled meeting.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval policies, and the fees for the services performed to date.  All services in the table above were approved by the Audit Committee.

COMPENSATION COMMITTEE

For the fiscal year ended December 31, 2016, the Company’s Compensation Committee was comprised of Mr. Epstein (Chairman), Mr. Selati, Mr. Taber and Mr. Vidergauz.  The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels and reviewing the performances of the Chief Executive Officer, President and other senior executive officers periodically in relation to certain objectives.

The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company.  The Compensation Committee has access, at the Company’s expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations.  The Compensation Committee believes that the compensation policies and programs as outlined above in “Compensation Discussion and Analysis” ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders.  The Board has adopted written Equity Grant Procedures.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

Norman C Epstein, Sydney Selati, Harold C. Taber, Jr. and Mark S. Vidergauz served on the Compensation Committee during the 2016 fiscal year.  No member of the Compensation Committee is now, or during 2016 was, an officer or employee of the Company or any of its subsidiaries. Other than Mr. Taber, who served as President and Chief Executive Officer of MEC from July 1992 to June 1997, no member of the Compensation Committee was formerly an officer of the Company or any of its subsidiaries.  During 2016, no member of the Compensation Committee had a relationship that must be described under the SEC rules relating to disclosure of related person transactions.  In 2016, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.  Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement.

Compensation Committee Norman C. Epstein, Chairman Sydney Selati Harold C. Taber, Jr. Mark S. Vidergauz

NOMINATING COMMITTEE

For the fiscal year ended December 31, 2016, the Company’s  Nominating Committee was comprised of Mr. Taber (Chairman), Mr. Epstein and Mr. Selati.  The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors, identifying and approving individuals qualified to serve as members of the Board, selecting director nominees for our annual meetings of stockholders, evaluating the performance of the Board, reviewing and recommending to the Board any appropriate changes to the committees of the Board, and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct.  The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available on our website at http://investors.monsterbevcorp.com/ governance.cfm.

Process for Selection and Nomination of Directors

In connection with the process of selecting and nominating candidates for election to the Board, the Nominating Committee reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board.  Among the qualifications to be considered in the selection of candidates, the Nominating Committee considers the experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment, time available in light of other commitments and dedication of any particular candidate, as well as such candidate’s past or anticipated contributions to the Board and its committees so that the Board includes members, where appropriate, with diverse backgrounds, knowledge and skills relevant to the business of the Company.  In April 2015, the charter for the Nominating Committee was amended to state that diversity of race, ethnicity, gender, sexual orientation and gender identity are factors in evaluating suitable candidates for Board membership.  See “Deadlines for Receipt of Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2018 annual meeting of stockholders.

Though the Nominating Committee does not solicit recommendations for director candidates, the Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders.  Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of the Secretary, Monster Beverage Corporation, 1 Monster Way, Corona, CA 92879.  Nominations must be submitted in a manner consistent with our by-laws.  We will furnish a copy of the by-laws to any person, without charge, upon written request directed to the Office of the Secretary at our principal executive offices.  Each candidate suggestion made by a stockholder must include the following:

•                 the candidate’s name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•                 all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•                 a written consent of the candidate to be named in a Company proxy statement as a nominee and to serve as a director, if elected; and

•                 a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.

Director Resignation Policy

The Board has a director resignation policy.  This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results.  The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation.  The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results.  A copy of the director resignation policy is available on our website at http://investors. monsterbevcorp.com /governance.cfm.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2017.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL OF MONSTER BEVERAGE CORPORATION

2017 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

The following is a summary of the material terms of the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors (the “2017 Director Plan”), which includes current retainer compensation for non-employee directors and the Company’s share ownership guidelines for non-employee directors.  The full text of the 2017 Director Plan is attached as Appendix A to this proxy statement, and the following summary is qualified in its entirety by reference to the terms of the 2017 Director Plan.  Stockholders are urged to review the 2017 Director Plan before determining how to vote on this proposal.

The 2017 Director Plan is intended to be the successor plan to the 2009 Monster Beverage Corporation Stock Incentive Plan for Non-Employee Directors (the “2009 Director Plan”), as amended.  The 2017 Director Plan was approved by the Board on April 24, 2017, subject to stockholder approval at the Annual Meeting.  Provided that the 2017 Director Plan is approved by the stockholders, no additional awards will be made under the 2009 Director Plan, and the 2009 Director Plan shall remain in effect with respect to, and govern, awards made thereunder for so long as awards thereunder remain outstanding.  The 2017 Director Plan provides for an expanded set of awards that may be awarded to Non-Employee Directors (as defined below) and, subject to Board approval, the 2017 Director Plan permits Non-Employee Directors to make a Deferral Election (as defined below) with respect to all of a Non-Employee Director’s compensation. The Board believes that it is in the best interests of the Company and its stockholders to approve the 2017 Director Plan.

Purpose of Stockholder Approval

Your approval of the 2017 Director Plan will allow the Company to attract and retain persons of ability as non-employee directors of the Company and to further align the economic interests of such directors with the stockholders of the Company.

The 2017 Director Plan will become effective upon approval by the stockholders and will terminate on the tenth (10th) anniversary of that date, unless otherwise terminated pursuant to Section 12.1 of the 2017 Director Plan.  The Board may amend the Plan pursuant to Section 12.1 of the 2017 Director Plan; provided that, no amendment shall, without proper approval of the Company’s stockholders, increase the maximum number of shares which are available for awards under the 2017 Director Plan.

SUMMARY OF THE 2017 DIRECTOR PLAN

Administration of the Plan

The 2017 Director Plan will be administered by the Board.  The 2017 Director Plan has the authority to select the non-employee directors who will receive awards under the 2017 Director Plan, to determine the type and terms of the awards and to interpret and to administer the 2017 Director Plan.  While the 2017 Director Plan is designed to provide the Board with flexibility to grant different types of awards, the current compensation program for non-employee directors is set forth in the 2017 Director Plan and more fully described below.  The 2017 Director Plan allows the Board to award stock options, stock appreciation rights, restricted shares or restricted stock units (“RSUs”), deferred awards, dividend equivalents and other share-based awards.  The Board may permit a Non-Employee Director to elect (a “Deferral Election”), at such times and in accordance with rules and procedures (or sub-plan) adopted by the Board (which are intended to comply with Code Section 409A, as applicable), to receive all or any portion of such Non-Employee Director’s compensation, whether payable in cash or in equity, on a deferred basis.

Eligibility to Participate in the Plan

Awards may be granted under the 2017 Director Plan to any individual who (a) is a member of the Board of Directors and (b) is not an employee of the Company or any of its affiliates at the time in question (a “Non-Employee Director”).

Type and Amount of Securities Offered

Subject to adjustment as provided in the 2017 Director Plan, a total of 1,250,000 shares shall be authorized for issuance under the 2017 Director Plan (“Available Shares”), less one (1) share for every one (1) share granted under the 2009 Director Plan after December 31, 2016 and prior to the effective date of the 2017 Director Plan.  Shares covered by an award shall only be counted as used to the extent they are actually issued.  Any shares related to awards (or awards under the 2009 Director Plan) which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Board’s permission, prior to the issuance of shares, for awards not involving shares, shall be available again for grant under the 2017 Director Plan, and shall be counted on a one-for-one basis.  However, the full number of stock appreciation rights granted that are to be settled by the issuance of shares shall be counted against the number of shares available for award under the 2017 Director Plan, regardless of the number of shares actually issued upon settlement of such stock appreciation rights. Furthermore, any shares tendered or withheld to satisfy any tax withholding obligations on an award issued under the 2017 Director Plan (or award granted under the 2009 Director Plan), shares tendered or withheld to pay the exercise price of an award under the 2017 Director Plan (or award under the 2009 Director Plan), and shares repurchased on the open market with the proceeds of a stock option exercise will not be available for grant under the 2017 Director Plan.  Awards granted or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any affiliate that is a subsidiary of the Company or with which the Company or any affiliate that is a subsidiary of the Company combines (“Substitute Awards”) shall not reduce the shares authorized for grant under the 2017 Director Plan (and shall not be added back as provided herein).  Additionally, in the event that a company acquired by the Company or any affiliate that is a subsidiary of the Company or with which the Company or such subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for awards under the 2017 Director Plan and shall not reduce the shares authorized for grant under the 2017 Director Plan (and shall not be added back as provided herein); provided that awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Non-Employee Directors prior to such acquisition or combination.  Any shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

Terms and Conditions of Awards

A stock option is the right to purchase a specified number of shares of common stock at an exercise price fixed by the Board.  The exercise price paid to the Company generally may be no less than the fair market value of the underlying common stock on the date of grant.  A stock appreciation right is a right to receive cash, common stock, or other property as determined by the Board, based on the increase in the fair market value of the common stock over the strike price specified in the stock appreciation right.  The strike price is fixed by the Board but may not be less than the fair market value of the common stock on the date of grant.  The Board may grant stock appreciation rights either alone or in conjunction with other awards. The term of an option or stock appreciation will be determined by the Board and set forth in an applicable award agreement; provided, however, that the term for an option or stock appreciation right will be no more than ten years from the date of grant of such award.

Other than pursuant to certain equitable adjustments or in connection with a change of control, the Board will not without the approval of the Company’s stockholders to the extent required by law or the rules and regulations of the principal securities exchange on which the shares are traded (i) lower the option price per share of an option after it is granted (or strike price of a stock appreciation right), (ii) cancel an option or stock appreciation right in exchange for cash or another award, and (iii) take any other action with respect to an option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the shares are traded.

Restricted stock is a grant of shares of the Company’s common stock that are subject to transfer and other (e.g., forfeiture) restrictions imposed by the Board.  The restrictions generally lapse over time.  RSUs represent the right to receive a payment that is valued by reference to the Company’s common stock, which payment may be paid by delivery of such property as the Board determines, including without limitation, cash, common stock, other property, or any combination thereof which right to payment may be subject to such vesting and deferral conditions as determined by the Board and as permitted by the 2017 Director Plan.  A participant who has received RSUs does not have any of the rights of a stockholder until any shares of common stock in payment of the RSUs are delivered to the individual, whereas a participant who has received restricted stock does have the rights of a stockholder while holding the restricted shares (subject to terms of the 2017 Director Plan or an award agreement to the contrary). Except as otherwise provided in an award agreement, any shares or any other property (including cash) distributed as a dividend or otherwise with respect to any award of restricted stock as to which the restrictions have not yet lapsed will be subject to the same restrictions as the underlying award.

Dividend equivalents represent awards or a right to receive payments equal to dividends (whether in cash, shares or other property) if and when paid or distributed on common stock of the Company.  The Board may, but is not obligated, to grant dividend equivalents on awards.  Dividend equivalents are not awarded in connection with stock option or stock appreciation rights.

Other Share-Based Awards represent awards other than stock options, stock appreciation rights, restricted stock, RSUs, and dividend equivalents that are valued in whole or in part by reference to, or are otherwise based on, common stock of the Company or other property.  Other Share-Based Awards may be fully vested or subject to such terms and conditions, including forfeiture and vesting conditions, as the Board determines.

Change of Control

In the event of a Change of Control (as defined in the 2017 Director Plan), the Board may, in its sole discretion, provide for (a) the termination of an award upon the consummation of such Change of Control, (b) acceleration of all or any portion of an award, (c) the payment of any amount (in cash or, in the discretion of the Board, in the form of consideration paid to shareholders of the Company in connection with such Change of Control) in exchange for the cancellation of such award which, in the case of stock options and stock appreciation rights, may equal the excess, if any, of the fair market value of the shares of common stock subject to such stock options or stock appreciation rights over the aggregate exercise price or strike price of such stock options or stock appreciation rights; provided, that if the option price of such stock options and/or the strike price of such stock appreciation right equals or exceeds the fair market value of shares of common stock covered thereby immediately prior to the occurrence of such Change of Control, then such stock option and/or stock appreciation right may be cancelled without the payment of consideration, and/or (iv) issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder.

Forfeiture Events

The Board may specify in an award agreement that a non-employee director’s rights, payments, and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an award.  Such events may include, but will not be limited to, separation from service or violation of material Company and/or affiliate policies.   Awards made under the 2017 Director Plan will be subject to generally applicable clawback policies of the Company as in effect from time to time.

Annual Compensation

Each calendar year, a Non-Employee Director will receive an annual retainer and annual equity award, as provided for below.  The 2017 Director Plan sets forth the current annual retainer and equity award program for Non-Employee Directors, which may be modified from time to time.

Each Non-Employee Director will be entitled to receive an annual retainer equal to $60,000.  The annual retainer for the chairs of the Audit Committee, Nominating Committee and Compensation Committee will be increased by $17,500, $15,000, and $15,000 each, respectively.  The Annual Retainer (a) for each member of the Audit Committee (other than the chairperson) will be increased by $10,000 and (b) for each member of the Compensation Committee and Nominating Committee (other than the respective chairperson) will be increased by an additional $7,500.  The annual retainer of the Lead Independent Director will be increased by $20,000. So long as a Non-Employee Director has not made a deferral election with respect to the annual retainer, one quarter of the Non-Employee Director’s annual retainer will be paid to the Non-Employee Director in cash in arrears as soon as administratively practicable following completion of the applicable quarter. A Non-Employee Director’s annual retainer shall be prorated for any partial year of service on the Board, unless otherwise determined by the Board.

At each annual meeting of the Company’s stockholders or promptly thereafter, each Non-Employee Director will receive an award of RSUs in such amount equal to the quotient determined by dividing $165,000 by the fair market value on the grant date (rounded down to the nearest whole number).  Such amount may be modified by the Board from time to time.  A Non-Employee Director’s annual award of RSUs will generally vest on earliest to occur of:  (a) the last business day immediately preceding the annual meeting of the Company’s stockholders in the calendar year following the calendar year in which the grant date occurs, (b) a Change of Control, (c) the Non-Employee Director’s death, or (d) the date of the Non-Employee Director’s separation from service due to disability, so long as the Non-Employee Director remains a Non-Employee Director through such date.  The Board may in its discretion award Non-Employee Directors stock options, stock appreciation rights, restricted stock, and other share-based awards in lieu of or in addition to RSUs, although none are contemplated at this time.

Stock Ownership Requirements

The Board believes that Non-Employee Directors should own and hold shares of Company common stock to further align their interests and actions with the interests of the Company’s shareholders.  Therefore, the Board requires each Non-Employee Director to satisfy the share ownership guidelines set forth below, as may be amended by the Board from time to time.  The current share ownership guidelines provide that Non-Employee Directors of the Company must:

•     Hold at least 9,000 shares of Company common stock.  For this purpose, shares will be deemed held if deferred shares or deferred RSUs, to the extent vested.

•     The minimum stock ownership level must be achieved by each Non-Employee Director by the third (3rd) anniversary of such Non-Employee Director’s initial appointment to the Board.

•     Once achieved, ownership of the guideline amount should be maintained for so long as the Non-Employee Director retains his or her seat on the Board.

•     There may be rare instances where these guidelines would place a hardship on a Non-Employee Director.  In these cases or in similar circumstances, the Board will make the final decision as to developing an alternative stock ownership guideline for a Non-Employee Director that reflects the intention of these guidelines and his or her personal circumstances.

Tax Consequences to Participants

The following is a brief summary of certain United States federal income tax consequences relating to awards under the 2017 Director Plan.  This summary is not intended to be complete and does not describe state, local, foreign or other tax consequences.  The tax information summarized is not tax advice and cannot be used for the purpose of avoiding penalties under the Code.

Annual Retainer.  In general, a Non-Employee Director will recognize ordinary income upon actual receipt of the Non-Employee Director’s annual retainer.  No amounts are withheld generally for Non-Employee Directors.

Options.    Options under the 2017 Director Plan are intended to be non-qualified stock options.  In general, (a) no income should be recognized by a Non-Employee Director at the time an option is granted; (b) at the time of exercise of an option, ordinary income should be recognized by the Non-Employee Director in an amount equal to the excess, if any, of the fair market value of the shares subject to the option, on the date of exercise over the exercise price paid; and (c) at the time of sale of shares acquired pursuant to the exercise of an option, appreciation (or depreciation) in value of the shares after the date of exercise may be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Stock Appreciation Rights.    No income should be recognized by a Non-Employee Director in connection with the grant of a stock appreciation right.  When the stock appreciation right is exercised, the Non-Employee Director normally would be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and/or the fair market value of any unrestricted shares and/or other property received on the exercise.

Restricted Stock.    The recipient of restricted stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Internal Revenue Code Section 83.  At such time, the recipient should be subject to tax at ordinary income rates on the fair market value of the restricted stock (reduced by any amount paid by the participant for such restricted stock).  However, a recipient who makes an election under Code Section 83(b) within 30 days following the date of transfer of the restricted stock to him or her will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares.  Any appreciation (or depreciation) realized upon a later disposition of such shares should be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held.  If a Code Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the Non-Employee Director and not eligible for a reduced tax rate that may apply to dividends.

Restricted Stock Units.    Generally, no income will be recognized upon the award of restricted stock units.  The recipient of a restricted stock unit award generally should be subject to tax at ordinary income rates on any cash received and/or the fair market value of any unrestricted shares and/or other property on the date that such amounts are delivered to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services may be entitled to a corresponding income tax deduction provided that, among other things, the expense (a) meets the test of reasonableness, (b) is an ordinary and necessary business expense, and (c) is not an “excess parachute payment” within the meaning of Code Section 280G.

New Plan Benefits

The following table sets forth benefits to be received by Non-Employee Directors on an annual basis starting in 2017:

New Plan Benefits

Group	Dollar Value of Annual Equity Awards ($)[1]	Number of Shares Underlying Annual Equity Awards
Named Executive Officers (Not eligible under Plan)	N/A	N/A
Executive Group (Not eligible under Plan)	N/A	N/A
Non-Executive Director Group (Currently 7 persons)	$1,155,000	•[2]
Non-Executive Officer Director Group (Not eligible under Plan)	N/A	N/A

1The current dollar value of the annual equity award per Non-Employee Director ($165,000) may be modified by the Board from time to time.

2The number of shares is indeterminable at this time because it will fluctuate with the market price of Company common stock on each award grant date.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE MONSTER BEVERAGE CORPORATION 2017 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS.

PROPOSAL FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules.

Our executive compensation program for our Named Executive Officers is designed to motivate our executive talent, to reward those individuals fairly over time for achieving performance goals, to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our long-term success and growth and to attract, as needed, individuals with the skills necessary for us to achieve our business plan.  We believe our compensation policies are designed to reinforce a sense of ownership and overall entrepreneurial spirit and to link rewards to measurable corporate and qualitative individual performance.  See “Compensation Discussion and Analysis” above.

We urge stockholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related tables and narrative that follow it.  This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the policies and practices described in this proxy statement.

The Board requests that stockholders approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Monster Beverage Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s Annual Meeting of Stockholders.

While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board and the Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our stockholders to vote, on a non-binding, advisory basis, on how frequently they wish the Company to include a Say-on-Pay Proposal in our proxy statement.  Our stockholders have the choice to vote for one of the following alternatives, as indicated on the proxy card: to hold the advisory vote on executive compensation each year, every two years, every three years, or to abstain from voting.

While the vote is advisory in nature and therefore will not bind us to adopt any particular frequency, our Compensation Committee and Board intends to carefully consider the stockholder vote resulting from the proposal in determining how frequently we will present a Say-on-Pay Proposal.

At the 2011 Annual Meeting, the stockholders of the Company indicated a preference to hold a non-binding advisory vote to approve executive officer compensation on an annual basis and the Board implemented this standard.

After careful consideration, the Board believes that conducting an advisory vote on an annual basis is most consistent with the objectives of our compensation philosophy and the preference of our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “EACH YEAR” WITH RESPECT TO HOW FREQUENTLY A NON-BINDING STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR.

PROPOSAL SIX

STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

The Company received the following resolution and supporting statement submitted by the Comptroller of the City of New York (the “Comptroller of the City of New York”), as custodian and trustee of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System and the New York City Police Pension Fund and as custodian of the New York City Board of Education Retirement System (collectively, the “Systems”), and is including the proposal in this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act.  The address and stock ownership for the Comptroller of the City of New York and each of the Systems will be furnished promptly upon receipt of any oral or written request addressed to the Company Secretary at the Company’s executive offices.

The following stockholder proposal (the “Proxy Access Proposal”) and supporting statement are presented as submitted by the Comptroller of the City of New York and are quoted verbatim.

RESOLUTION CONCERNING PROXY ACCESS

RESOLVED: Shareholders of Monster Beverage Corporation (the “Company”) ask the board of directors (the “Board”) to take the steps necessary to adopt a “proxy access” bylaw.  Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below.  The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed the larger of two or one quarter of the directors then serving.  This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

a)            have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;

b)           give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c)            certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the “Statement”).  The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe proxy access will make directors more accountable and enhance shareholder value.  A 2014 study by the CFA Institute concluded that proxy access could raise overall US market capitalization by up to $140.3 billion if adopted market-wide, “with little cost or disruption.”

(http://www.cfapubs.org/doi/pdf/10.2469/ ccb.v2014.n9.1)

The proposed terms are similar to those in vacated SEC Rule 14a-11 (https://www.sec.gov/ rules/final/2010/33-9136.pdf).  The SEC, following extensive analysis and input from market participants, determined that those terms struck the proper balance of providing shareholders with viable proxy access while containing appropriate safeguards.

The proposed terms enjoy strong investor support and company acceptance.  Between January 2015 and December 2016, 95 similar shareholder proposals received majority votes and more than 300 companies of various sizes across industries enacted bylaws with similar terms.

We urge shareholders to vote FOR this proposal.

THE COMPANY’S STATEMENT IN OPPOSITION

The Board has carefully considered the Proxy Access Proposal and, for the reasons described below, believes that adopting proxy access in the form contemplated by the Proxy Access Proposal is unnecessary and not in the best interests of the Company or its stockholders.  The Proxy Access Proposal contains features that are not in alignment with the majority of proxy access policies adopted in the United States thus far and does not reflect the Company’s specific attributes, track record and governance.  It is important for the Company to have time to develop a measured and thoughtful approach to proxy access based on a review of continuing marketplace developments, consideration of potential consequences and feedback from our stockholders, the majority of whom voted against a similar proxy access proposal at our 2015 and 2016 annual meetings.

The specific terms of this proposal are problematic.  The Board believes that the framework advocated in the Proxy Access Proposal fails to provide the appropriate balance and safeguards to prevent proxy contests that could distract management and the Board from conducting the Company’s business.  The Board finds the following features of the Proxy Access Proposal to be especially problematic:

·	the Proxy Access Proposal is not in accordance with market trends in that it contemplates an unacceptably high percentage of the Board (25%) being available for proxy access candidates;
·	the Proxy Access Proposal is not in accordance with market trends in that it does not cap the number of stockholders that may constitute a group for purposes of the 3% threshold;
·

the Proxy Access Proposal could require the Company to include any qualifying stockholders’ nominees in the Company’s proxy statement regardless of whether the stockholders intend to file their own proxy statement and engage in a proxy contest;

·

the Proxy Access Proposal does not require stockholder nominees to be independent under applicable SEC and NASDAQ standards and fails to require that stockholder nominees have no affiliations with a competitor of the Company or others who oppose the Company’s best interests;

·	the Proxy Access Proposal does not require nominating stockholders to certify that they are not seeking to effect a change in control of the Company; and

·

the Proxy Access Proposal does not require nominating stockholders to retain ownership of their shares through the meeting date, which would misalign the interests of the nominating stockholder and other stockholders of the Company.

The Board believes that the failure of the Proxy Access Proposal to provide these safeguards could result in proxy access nominations being used in a manner that would be harmful to the Company and its stockholders.

The Company’s current policies and procedures reflect the Company’s commitment to Board accountability.  The Proxy Access Proposal does not articulate any specific concerns regarding our governance or performance and does not take into account the Company’s existing corporate governance policies that promote responsiveness to our stockholders.  Our Board is committed to strong corporate governance practices and we believe that our current corporate governance policies create an appropriate balance between stockholder rights and the ability of our directors to effectively manage the business for the benefit of long-term stockholders.  As discussed above under “Nominating Committee—Process For Selection and Nomination of Directors,” our governing policies permit stockholders to recommend director candidates to the Nominating Committee, which evaluates candidates recommended by stockholders on the same basis as the Board’s own director candidates.

The Company’s current organizational documents and corporate governance policies are also designed to empower stockholders.  For example:

·	all directors are elected annually;
·	the Company has adopted a director resignation policy requiring incumbent directors who fail to receive a majority of votes in an uncontested election to tender their resignation;
·	the Board has a Lead Independent Director with broad authority and responsibility;
·	stockholders may take action by written consent;
·	stockholders may increase or decrease the number of seats on the Board;
·	any or all directors may be removed, with or without cause, by stockholders;
·	board vacancies may be filled by stockholders;
·	the Company’s governing documents do not contain any supermajority stockholder voting requirement;
·	stockholders may propose director candidates to the Nominating Committee, as discussed above; and
·

stockholders may submit proposals and nominees for presentation at an annual meeting and for inclusion in the Company’s proxy statement for that annual meeting, subject to certain conditions set forth in our bylaws and the rules and regulations of the SEC, as applicable.

In contrast to our existing corporate governance policies, the Proxy Access Proposal would grant special rights to a limited group of stockholders whose interests may differ significantly from the interests of the majority of our stockholders.  We note that a stockholder or group of stockholders owning 3% of the Company’s outstanding shares owns, at current share prices, approximately $747 million worth of shares.  We believe, therefore, that a stockholder or group of stockholders that meets the 3% ownership threshold and has a legitimate interest in nominating a board candidate has the resources necessary to bear the costs of soliciting proxies.  The expenses associated with proxy solicitation limit such challenges to instances where there are significant enough governance issues to warrant the challenge; the Proxy Access Proposal would eliminate any such constraint.

We believe that the members of our Nominating Committee are the people best positioned to assess the professional experiences, skills and character of potential director nominees and to determine whether they will be effective contributors to our Board and will represent the best interests of all of our stockholders.  The Proxy Access Proposal would override this process by allowing the nomination of candidates who may fail to meet the Board’s standards.  Additionally, members of the Nominating Committee owe fiduciary duties to all of the Company’s stockholders when they nominate director candidates.  In contrast, a stockholder making nominations through the proposal’s proxy access process would have no fiduciary obligations to the Company or its stockholders and could be motivated entirely by its own interests, rather than by the interests of all Company stockholders and the Company’s long-term business goals.

Implementation of the Proxy Access Proposal could be harmful to the long-term success of the Company.  Proxy access may result in frequent contested elections, which could require the Company to divert significant time, money and attention towards these contested elections and away from the operations of the Company.  Furthermore, the prospect of routine contested elections and the high percentage of Board seats which are available for proxy access candidates are likely to deter highly-qualified individuals from serving on our Board and may cause our incumbent directors to become excessively risk-averse, which would have a negative impact on their ability to provide sound judgment and oversight with respect to the Company’s operations and interests.

Implementation of the Proxy Access Proposal could threaten the Company’s long-term approach to creating stockholder value.  The Board effectively oversees our management and operations and has guided our Company to the long-term success and benefit of our stockholders: over the long-term the Company has consistently outperformed the NASDAQ composite, producing higher returns in the past three, five, and ten-year periods.  The Board believes that continuity among directors has played a significant role in producing these returns.

The Board wishes to conduct a more thorough evaluation of possible proxy access policies.  The Board believes that the desire for proxy access is driven by a genuine and legitimate interest in ensuring that the Board is comprised of people who will best represent stockholder interests.  Once adopted, proxy access would play a significant role in the Company’s corporate governance framework, and it is important that we strike an appropriate balance between respecting stockholders’ concerns about Board accountability and minimizing the potential for abuse and disruption.  We therefore believe that at this time, the most prudent course of action is to continue engaging with our stockholders to listen to their evolving views on proxy access and to continue monitoring developing market practice.

For the reasons stated above, the Board believes that instituting the change called for by the Proxy Access Proposal is unnecessary and not in the best interests of our stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THE PROXY ACCESS PROPOSAL.

PROPOSAL SEVEN

STOCKHOLDER PROPOSAL REGARDING A SUSTAINABILITY REPORT

The Company received the following resolution and supporting statement submitted by the California State Teachers’ Retirement System (“CalSTRS”), and is including the proposal in this Proxy Statement in accordance with Rule 14a-8 under the Exchange Act.  The address and stock ownership for CalSTRS will be furnished promptly upon receipt of any oral or written request addressed to the Company Secretary at the Company’s executive offices.

The following stockholder proposal (the “Sustainability Report Proposal”) and supporting statement are presented as submitted by CalSTRS and are quoted verbatim.

SUSTAINABILITY REPORTING AND WATER 2017: MONSTER BEVERAGE

WHEREAS: We believe tracking and reporting environmental, social and governance practices strengthens a company’s ability to compete in today’s global business environment, which is characterized by finite natural resources, changing legislation, and heightened public expectations for corporate accountability.  Reporting helps companies gain strategic value from sustainability efforts, identify gaps and opportunities, develop communications and recruit and retain employees.

Support for sustainability reporting continues to gain momentum:

•                 In 2013, KPMG found that of 4,100 global companies 71% had ESG reports.

•                 The United Nations Principles for Responsible Investment has approximately 1,400 signatories with $59 trillion in assets under management.  These members routinely use ESG information when analyzing risks and opportunities associated with investments.

•                 CDP (formerly Carbon Disclosure Project), representing 822 institutional investors globally with approximately $95 trillion in assets, calls for company disclosure on water, GHG and climate change management programs.  70% of S&P 500 companies now report to CDP.

The food and beverage sector faces specific sustainability challenges, particularly related to water resources.  The Food and Agriculture Organization (FAO) estimates that agriculture accounts for about 70 percent of global freshwater withdrawals.  Agricultural water pollution is the leading cause of impaired American waterways according to the Environmental Protection Agency.  The World Economic Forum predicts a 40 percent shortfall between global water demand and supply by 2030.  Climate change is expected to exacerbate regional water scarcity, posing significant financial risks.

Leading beverage companies have been addressing these risks for over a decade.  According to their sustainability reports, Coca-Cola, PepsiCo and SABMiller all report on their freshwater management.  These companies are also working with their agricultural supply chains to ensure resilience against water scarcity, flooding, and climate change.

Currently, Monster Beverage Corporation does not publish a sustainability report, or information on how it manages water use and disposal.  In contrast, competitors such as Coca-Cola, Dr. Pepper Snapple and PepsiCo offer shareholders important information through comprehensive sustainability reports quantifying water use.  These competitors also showcase their sustainability efforts by disclosing environmental progress to CDP.

By not disclosing a water sustainability report, Monster Beverage is missing an opportunity to communicate with shareholders, customers, and employees regarding its material management strategies.  Accordingly, the company is lagging on ESG-related risk management.  By not providing a sustainability report that explicitly addresses water use, disposal, and risks, Monster Beverage fails to recognize and act on ESG opportunities that its peers are addressing.

RESOLVED: Shareholders request that Monster Beverage Corporation issue a sustainability report describing the company’s policies, performance, and improvement targets related to key environmental, social and governance risks (ESG) and opportunities, including an analysis of material water-related risks.  The report should be available by December 31, 2017, prepared at reasonable cost, and omitting proprietary information.

THE COMPANY’S STATEMENT IN OPPOSITION

The Board has carefully considered the Sustainability Report Proposal and, for the reasons described below, believes that adopting a sustainability report in the form contemplated by the Sustainability Report Proposal is unnecessary and not in the best interests of the Company or its stockholders.  The Board recognizes the importance of environmental, social and governance (“ESG”) practices, and believes that the Company’s policies and programs reflect a commitment to sustainability, good corporate citizenship and social responsibility.  The Board believes that a separate sustainability report is neither necessary nor an efficient use of corporate resources given that the information on our website and our corporate culture appropriately and thoroughly demonstrate our adoption of sustainable business practices.

The Company currently reports policies, initiatives and performance related to the same ESG risks that the Sustainability Report Proposal seeks to address.  The Sustainability Report Proposal does not take into account our existing initiatives and conservation programs which encourage compliance with environmental, health and safety regulations, and ensure that the Company is socially responsible and acts as a good corporate citizen.  In opposing the Sustainability Report Proposal, the Company is merely resisting the requirement to devote Company resources to comprehensively gathering data and publishing an ESG report.  This should not be interpreted as a lack of concern by the Board or the Company about ESG topics or implementing ESG related practices, procedures or policies.

The Company’s approach to sustainability demonstrates the redundant nature of the Sustainability Report Proposal.  As reflected on our website in more detail, since moving to our corporate headquarters in 2013, we have made tremendous strides in our ability to monitor water consumption, increase energy efficiency and reduce waste.  In 2016 alone, we have reduced water consumption by approximately 200,000 gallons by adopting various water-efficiency technologies.  We have also taken measures to ensure water conservation within the local community by participating in various programs in the City of Corona, CA.  Along with our conservation efforts, we have adopted a variety of initiatives aimed at increasing energy efficiency, which has resulted in energy reduction of at least twenty-five percent (25%) over the 2016 calendar year.  In coordination with our commitment to waste reduction, we have embraced the principles of reduce, reuse and recycle, and actively engage in recycling at our corporate headquarters.  In acknowledgement of our efforts to reduce waste, we were named as a recipient of the 2016 Recycling All Stars Award for the City of Corona in 2016.

Beyond our focus on environmental sustainability, we also emphasize effective corporate governance.  We have always looked to partner with top-tier co-packers and bottlers who have committed to the highest sustainability and corporate governance efforts in the industry, including such initiatives as water sustainability.  For example, The Coca Cola Company has become our preferred global distribution partner with an overwhelming majority of case sales transitioned to The Coca Cola Company’s distribution network.  As a reflection of this commitment, several of our bottlers have committed to reducing water use in their manufacturing through investments in new technologies, operating procedures and water footprinting studies.  We also survey our suppliers, including to address any risks of slavery and human trafficking throughout our supply chain and to evaluate the risk profiles of individual suppliers.  Not only do we monitor the actions of our suppliers and bottlers, but we also work hard to ensure that we, as a corporation, and all of our employees are in compliance with the law.  Our Code of Business Conduct and Ethics (the “Code”), which can be found on our website, requires that our employees, officers and directors lawfully conduct our business with integrity.  The Code outlines various standards of conduct that we adopt including equal employment opportunities, a safe and healthy work environment, equitable treatment of employees and compliance with laws, rules and regulations applicable to the Company.

Along with our focus on environmental sustainability and corporate governance, we also concentrate our efforts towards supporting local communities and promoting social responsibility within our actions.  As a large company with global reach, we believe it is our responsibility to give back to the communities in which we operate.  Our philanthropic platform includes supporting active and retired military, the charities of various sponsored athletes, the local community and first responders.  We support such platforms through monetary donations, donations of products and the sponsorship of events.  Further, we understand the significance of diversity and inclusion as it relates to innovation, communication, fostering relationships and long-term sustainability.  To reflect our commitment to diversity and inclusion, we seek to employ a workforce representative of different genders, races and sexual orientations, and believe that the composition of our employees embodies this principle.  To support our dedication to diversity and inclusion, we are committed to providing equal opportunities in all aspects of employment.

All of the preceding information can be found at www.monsterbevcorp.com/social-responsibility.php and reflects our commitment to not only implement initiatives related to ESG risks, but to also provide and track such information for the general public.

Preparing a sustainability report is expensive, time consuming and largely duplicative of ESG information already available.  The Sustainability Report Proposal requests the Company issue a sustainability report describing the Company’s policies, performance and improvement targets related to key ESG risks, which should be prepared at a “reasonable cost.” However, because this information is already available on our website, it would be largely duplicative to include such information in a formal report.  Further, preparing a formal report would require significant cost, both in dollars and employee time, which would outweigh any potential benefits of such a report.  The Board does not believe that it is in the best interests of the Company to dedicate such significant costs to develop a report which lacks a tangible return for our shareholders, and that management should continue to focus on improving areas of the Company that can provide tangible results to our shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THE SUSTAINABILITY REPORT PROPOSAL.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by calling the toll free number or over the internet or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.

COMMUNICATING WITH THE BOARD

Stockholders, employees and other individuals interested in communicating with the Chairman and CEO should write to the address below:

Rodney C. Sacks, Chairman and CEO

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

Those interested in communicating directly with the Board, any of the committees of the Board, the Lead Independent Director, the non-employee directors as a group or individually should write to the address below:

Office of the Corporate Secretary

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2016, as filed with the SEC, is available over the internet at the SEC’s website, www.sec.gov, or on our website at www.monsterbevcorp.com.  The Annual Report on Form 10-K, as amended, is also available without charge to any stockholder upon request to:

Monster Beverage Corporation

1 Monster Way

Corona, CA 92879

(951) 739-6200   *   (800) 426-7367

Additionally, charters for certain of the committees of the Board of Directors and the Lead Independent Director as well as the Company’s Code of Business Conduct and Ethics and Director Resignation Policy are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee Report,” and “Report of the Audit Committee” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 28, 2017	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

APPENDIX A

MONSTER BEVERAGE CORPORATION

2017 COMPENSATION PLAN

FOR NON-EMPLOYEE DIRECTORS

MONSTER BEVERAGE CORPORATION
2017 COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Article 1.         Establishment, Objectives and Duration

1.1       Establishment of the Plan.  Monster Beverage Corporation, a Delaware corporation, hereby establishes the “Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors”, as set forth herein.

1.2       Plan Objectives.  The objectives of the Plan are to attract and retain persons of ability as non-employee directors of the Company and to further align the economic interests of such directors with those of the Company’s shareholders.

1.3       Duration of the Plan.  The Plan shall become effective on the Effective Date and shall remain in effect until the tenth (10th) anniversary of the Effective Date, unless earlier terminated pursuant to Section 12.1.

1.4       Prior Plan.  Effective as of the Effective Date, no awards will be made under the 2009 Monster Beverage Corporation Stock Incentive Plan for Non-Employee Directors, as amended (the “Prior Plan”); provided, that such plan shall remain in effect with respect to, and govern, awards made thereunder for so long as awards thereunder remain outstanding.

Article 2.         Definitions

The following defined terms have the meanings set forth below:

2.1       “Affiliate” means, with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest; provided, that, with respect to the award of a “stock right” within the meaning of Code Section 409A, such affiliated entity would be required to qualify as a “service recipient” within the meaning of Code Section 409A.

2.2       “Annual Retainer” means the annual cash retainer fee payable by the Company pursuant to the Plan to a Non-Employee Director for services performed as a member of the Board of Directors during the applicable year.

2.3       “Available Shares” has the meaning ascribed to it in Section 4.1.

2.4       “Award” means any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Award, Dividend Equivalent, or Other Share Based Award granted pursuant to the Plan.

2.5       “Award Agreement” means an agreement between a Non-Employee Director and the Company evidencing the terms of an Award hereunder, whether in writing or through an electronic medium and duly executed by the Non-Employee Director and an authorized representative of the Company for this purpose.

2.6       “Board” or “Board of Directors” means the Board of Directors of the Company, as constituted from time to time.

2.7       “Change of Control means the occurrence of any of the following events:  (i) sale of all or substantially all of the assets of the Company and its subsidiaries taken as a whole; (ii) any Person or group of Persons is or shall become the “beneficial owner” (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding; or (iii) a merger or consolidation pursuant to which any Person or group of Persons becomes the “beneficial owner” (as defined in clause (ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction.  Notwithstanding the foregoing, no Awards that are subject to Code Section 409A shall accelerate or be paid as the result of a Change of Control unless such Change of Control constitutes a “change in control event” within the meaning of Treasury Regulations Section 1.409A-3(i)(5).

2.8       “Code” means the Internal Revenue Code of 1986, as amended, and any successor to it.

2.9       “Code Section 409A” means section 409A of the Code, and regulations and other guidance issued by the Treasury Department or the Internal Revenue Service thereunder.

2.10     “Company” means Monster Beverage Corporation, a Delaware corporation, and any successor thereto.

2.11     “Deferral Election” has the meaning ascribed to it in Section 10.

2.12     “Deferred Award” means a right, granted as an Award under Section 10, to receive payment in the form of cash or Shares (or measured by the value of Shares) at the end of a specified deferral period.

2.13     “Director” means any individual who is a member of the Board of Directors.

2.14     “Disability” means a mental or physical illness that renders a Non-Employee Director totally and permanently incapable of performing the Non-Employee Directors duties for the Company; provided, however, that Disability for purposes of Code Section 409A, to the extent applicable, shall occur only upon the occurrence of a “disability” within the meaning of Treasury Regulations Section 1.409A-3(i)(4).

2.15     “Dividend Equivalent” means any right to receive payments equal to dividends (whether in cash, Shares or other property) if and when paid or distributed on Shares.  Dividend Equivalents can be satisfied in cash, Shares or other property as the Board determines.

2.16     “Effective Date” means the date on which the Company’s shareholders approve the Plan.

2.17     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor to it.

2.18     “Exercise Date” means the date a holder of an Award under the Plan (i) exercises an Award pursuant to the procedures established by the Board and (ii) pays any Option Price or other amounts required as a condition to such exercise.

2.19     “Fair Market Value” means, with respect to any property other than Shares, the market value of such property as determined by such methods or procedures as shall be established or determined from time to time by the Board.  The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on NASDAQ on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on NASDAQ, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ or any other securities exchange, the Fair Market Value of Shares shall be determined by the Board in its sole discretion.

2.20     “Grant Date” means the date on which an Award is granted, which date may be specified in advance by the Board; provided, that for Code Section 409A purposes, Grant Date shall mean the date of grant determined in accordance with Code Section 409A, as applicable.

2.21     “Non-Employee Director” means a Director who, at the time in question, is not an employee of the Company or any of its Affiliates.

2.22     “Option” means any right granted to a Non-Employee Director under the Plan allowing such Non-Employee Director to purchase Shares at the Option Price and at such times as the Board shall determine.

2.23     “Option Price” means the price at which a Share may be purchased by a Non-Employee Director pursuant to an Option.   Except with respect to Substitute Awards or in connection with an adjustment provided in Section 4.2, the Option Price shall not be less than 100% of the Fair Market Value on the Grant Date of an Option.  Options granted hereunder are nonqualified stock options and not stock options as described in Section 422 of the Code.

2.24     “Other Share Based Awards” has the meaning ascribed it in Section 7.4.

2.25     “Permitted Assignee” has the meaning ascribed in in Section 12.13.

2.26     “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

2.27     “Plan” means the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors, as may be amended from time to time.

2.28     “Prior Plan” has the meaning ascribed to it in Section 1.4.

2.29     “Restricted Stock” means an Award of Shares issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Board, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.30     “Restricted Stock Unit” or “RSU” means an Award that is valued by reference to a Share, which value may be paid to the Non-Employee Director by delivery of Share(s) or cash, or any combination thereof, as set forth in an Award Agreement, and which has such restrictions as the Board, in its sole discretion, may impose, including any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

2.31     “Separation from Service” or “Separate from Service” means ceasing to be a Director of the Company for any or no reason.  Notwithstanding anything to the contrary, for purposes of Code Section 409A, to the extent applicable, the determination of whether an individual has had a Separation from Service will be made in accordance with Code Section 409A.

2.32     “Shares” means the shares of common stock of the Company.

2.33     “Stock Appreciation Right” or “SAR” means a right granted to a Non-Employee Director under the Plan to receive payment, upon exercise, of an amount equal to the excess, if any, of the Fair Market Value of a Share on the Exercise Date over the Strike Price.

2.34     “Strike Price” means the per-Share price used as the baseline measure for the value of a SAR, as specified in the applicable Award Agreement.  Except in the case of Substitute Awards or in connection with an adjustment provided in Section 4.2, Strike Price shall not be less than the Fair Market Value of one Share on the Grant Date of a SAR.

2.35     “Substitute Awards” has the meaning ascribed in in Section 4.1.

Article 3.         Administration.  The Plan shall be administered by the Board.  The Board shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Non-Employee Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Non-Employee Director hereunder; (iii) determine the number of Shares or dollar value to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Non-Employee Director; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Board shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Board deems necessary or desirable for administration of the Plan.  Any decision of the Board in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.  The Board shall have the full power and authority to waive any terms and conditions at any time (including, without limitation, accelerating or waiving any vesting conditions).  The Board shall require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the exercise of an Award or other amounts required to be paid or withheld by law.  The Board’s decisions and determinations under the Plan need not be uniform and may be made selectively among Non-Employee Directors, whether or not such Non-Employee Directors are similarly situated.

Article 4.         Shares Subject to the Plan and Adjustments

4.1       Number of Shares Available for Grants.  Subject to adjustment as provided in Section 4.2, a total of 1,250,000 Shares shall be authorized for issuance under the Plan (“Available Shares”), less one (1) Share for every one (1) Share granted under the Prior Plan after December 31, 2016 and prior to the effective date of the Plan.  Shares covered by an Award shall only be counted as used to the extent they are actually issued.  Any Shares related to Awards (or awards under the Prior Plan) which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Board’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan, and shall be counted on a one-for-one basis.  However, the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Furthermore, any Shares tendered or withheld to satisfy any tax withholding obligations on an Award issued under the Plan (or award granted under the Prior Plan), Shares tendered or withheld to pay the exercise price of an Award under the Plan (or award under the Prior Plan), and Shares repurchased on the open market with the proceeds of an Option exercise will not be available for grant under this Plan.  Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Affiliate that is a subsidiary of the Company or with which the Company or any Affiliate that is a subsidiary of the Company combines (“Substitute Awards”) shall not reduce the Shares authorized for grant under the Plan (and shall not be added back as provided in Section 4.1 above).  Additionally, in the event that a company acquired by the Company or any Affiliate that is a subsidiary of the Company or with which the Company or such subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and shall not be added back as provided in Section 4.1); provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Non-Employee Directors prior to such acquisition or combination.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.2       Adjustments in Authorized Shares and Awards.  In the event of any merger, reorganization, consolidation, recapitalization, extraordinary dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change of corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Board deems equitable or appropriate to prevent dilution or enlargement of the rights of Non-Employee Directors under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and the number, class, kind and price of securities subject to outstanding Awards granted under the Plan (including, if the Board deems appropriate, the substitution of similar Awards to purchase the shares of, or other awards denominated in the shares of, another company) as the Board may determine to be appropriate.

Article 5.         Eligibility and General Conditions of Awards

Each Non-Employee Director shall be eligible to participate in the Plan for so long as such Person remains a Non-Employee Director and the Plan is then in effect.  To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

Article 6.         Annual Retainer; Annual Award

6.1       Amounts Payable in Cash.  Each Non-Employee Director will be entitled to receive an Annual Retainer equal to $60,000.  The Annual Retainer for the chairs of the Audit Committee, Nominating Committee and Compensation Committee will be increased by $17,500, $15,000, and $15,000 each, respectively.  The Annual Retainer (i) for each member of the Audit Committee (other than the chairperson) will be increased by $10,000 and (ii) for each member of the Compensation Committee and Nominating Committee (other than the respective chairperson) will be increased by an additional $7,500.  The Annual Retainer of the Lead Independent Director will be increased by $20,000. So long as a Non-Employee Director has not made a Deferral Election with respect to the Annual Retainer, one quarter of the Non-Employee Director’s Annual Retainer will be paid to the Non-Employee Director in cash in arrears as soon as administratively practicable following completion of the applicable quarter.  A Non-Employee Director’s Annual Retainer shall be prorated for any partial year of service on the Board, unless otherwise determined by the Board.  The amounts provided for under this Section 6.1 may be modified by the Board or applicable committee thereof pursuant to any applicable charters and board procedures in effect from time to time without any amendment required under the Plan.

6.2       Amounts Payable in Equity.  At each annual meeting of the Company’s stockholders or promptly thereafter, each Non-Employee Director will receive an Award of Restricted Stock Units in such amount equal to the quotient determined by dividing $165,000 by the Fair Market Value on the Grant Date (rounded down to the nearest whole number).  All Awards shall be evidenced by an Award Agreement in such form and upon such terms as the Board may approve.  The Board may, but is not obligated, to award such Non-Employee Directors Dividend Equivalents.  Except as provided otherwise in an Award Agreement with respect to RSUs, a Non-Employee Director’s annual award of RSUs will vest on earliest to occur of:  (i) the last business day immediately preceding the annual meeting of the Company’s stockholders in the calendar year following the calendar year in which the Grant Date occurs, (ii) a Change of Control, (iii) the Non-Employee Director’s death, or (iv) the date of the Non-Employee Director’s Separation from Service due to Disability, so long as the Non-Employee Director remains a Non-Employee Director through such date.  The amounts provided for under this Section 6.2 may be modified by the Board or applicable committee thereof pursuant to any applicable charters and board procedures in effect from time to time without any amendment required under the Plan.

Article 7.         Awards

7.1       Options.  Options may be granted hereunder to Non-Employee Directors either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Board shall determine in an Award Agreement.  The terms of Options need not be the same with respect to each Non-Employee Director.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option, including upon the scheduled expiration thereof; provided that an Option will be automatically exercised by the Company on the Non-Employee Director’s behalf as of immediately prior to its scheduled expiration so long as the Exercise Price of such Option does not equal or exceed the Fair Market Value of the Shares covered thereby as of such exercise.   Other than pursuant to Section 4.2 or in connection with a Change of Control, the Board shall not without the approval of the Company’s stockholders to the extent required by law or the rules and regulations of the principal securities exchange on which the Shares are traded (i) lower the option price per Share of an Option after it is granted, (ii) cancel an Option in exchange for cash or another Award, and (iii) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.  The Award Agreement will require as a condition to exercise full payment of the Option Price or, in the Board’s discretion, satisfaction of the Option Price by such other manner, including by tendering of previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), by delivering other consideration having a Fair Market Value on the Exercise Date equal to the total Option Price, by withholding Shares otherwise issuable in connection with the exercise of the Option, or such other method (or combination of methods) as specified in an Award Agreement or permitted by the Board.  The Award Agreement for an Option shall set forth the extent to which it may be exercised following a Separation from Service. The term of each Option will be provided for in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the Grant Date of the Option.

7.2       Stock Appreciation Rights.   The Board may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award, in each case upon such terms and conditions as the Board may establish in its sole discretion.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board.  Granting a Stock Appreciation Right pursuant to the Plan shall impose no obligation on the recipient to exercise such Stock Appreciation Right; provided, that a Stock Appreciation Right will be automatically exercised by the Company on the Non-Employee Director’s behalf as of immediately prior to its scheduled expiration so long as the Strike Price of such Stock Appreciation Right does not equal or exceed the Fair Market Value of the Shares covered thereby as of such exercise.  The Board shall determine in its sole discretion whether upon the exercise of a Stock Appreciation Right payment shall be made in cash, in whole Shares or other property, or any combination thereof.  The terms of Stock Appreciation Rights need not be the same with respect to each Non-Employee Director.  Stock Appreciation Rights shall be subject to such vesting conditions as may be imposed by the Board.  The Board may impose such other conditions or restrictions on the terms of exercise of any Stock Appreciation Right, as it shall deem appropriate.  The Award Agreement for the Stock Appreciation Right shall set forth the extent to which it may be exercised following a Separation from Service.  Other than pursuant to Section 4.2 or in connection with a Change of Control, the Board shall not without the approval of the Company’s stockholders to the extent required by law or the rules and regulations of the principal securities exchange on which the Shares are traded (i) reduce the Strike Price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award, and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.  The term of each Stock Appreciation Right will be provided for in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the Grant Date of the Stock Appreciation Right.

7.3       RSUs and Restricted Stock.  Awards of Restricted Stock or RSUs may be issued hereunder to Non-Employee Directors either alone or in addition to other Awards granted under the Plan.  An Award of Restricted Stock or RSUs shall be subject to vesting restrictions imposed by the Board covering a period of time or other conditions specified by the Board.   The terms of an Award of Restricted Stock or an RSU granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Board and not inconsistent with the Plan.  The terms of an Award of Restricted Stock or RSUs need not be the same with respect to each Non-Employee Director.  Unless otherwise provided in the Award Agreement, beginning on the Grant Date of an Award of Restricted Stock and subject to execution of the Award Agreement, the Non-Employee Director to whom such Award was made shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares.  A Non-Employee Director receiving an Award of RSUs shall not possess any rights of a stockholder with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Award of Restricted Stock as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Award of Restricted Stock.  The Award Agreement for an Award of Restricted Stock or Restricted Stock Units shall set forth the extent to which the Non-Employee Director to whom such Award was made shall have the right to retain such Restricted Stock or Restricted Stock Units following a Separation from Service.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the applicable Non-Employee Director and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  The Board may, but is not obligated, to grant Dividend Equivalents with respect to an Award of RSUs, and the Award Agreement for any such Award of RSUs will set forth the rights, if any, to any such Dividend Equivalents; provided, that, a holder of RSUs shall not have a right to Dividend Equivalents unless such Award Agreement provides for Dividend Equivalents.

7.4       Other Share Based Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share Based Awards”) may be granted hereunder to Non-Employee Directors either alone or in addition to other Awards granted under the Plan.  Other Share Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation, including under any deferred compensation plan whether or not under the Plan or a sub-plan thereunder.  Other Share Based Awards may be fully vested or subject to vesting restrictions or conditions imposed by the Board covering a period of time or other condition, as specified by the Board. The terms of Other Share Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Board and not inconsistent with the Plan.  The terms of Other Share Based Awards need not be the same with respect to each Non-Employee Director.  A Non-Employee Director receiving Other Share Based Awards shall not possess any rights of a stockholder with respect to such Award unless the Award Agreement for such Other Share Based Award provides for such rights.  The Award Agreement for Other Share Based Awards shall set forth the extent to which the Non-Employee Director to whom such Award was made shall have the right to retain such Other Share Based Awards following a Separation from Service.  Other Share Based Awards granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the applicable Non-Employee Director and shall bear an appropriate legend referring to the restrictions applicable to such Other Share Based Award.  The Board may, but is not obligated, to grant Dividend Equivalents with respect to Other Share Based Awards and the Award Agreement for any such Award will set forth the rights, if any, to any such Dividend Equivalents; provided, that, no Dividend Equivalents shall be granted to the holder of such Other Share Based Award unless such Award Agreement provides for Dividend Equivalents.   Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Board.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Board, on a deferred basis subject to Code Section 409A.

Article 8.         Special Treatment In the Event of a Change of Control. In the event of a Change of Control after the Effective Date, the Board may, in its sole discretion, provide for (i) the termination of an Award upon the consummation of the Change of Control, but only if such Award has vested and been paid out or the Non-Employee Director has been permitted to exercise the Award in full for a period of not less than ten (10) days prior to the Change of Control, (ii) acceleration of all or any portion of an Award, (iii) the payment of any amount (in cash or, in the discretion of the Board, in the form of consideration paid to shareholders of the Company in connection with such Change of Control) in exchange for the cancellation of such Award which, in the case of Options and Stock Appreciation Rights, may equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or Stock Appreciation Rights over the aggregate exercise price or Option Price of such Options or Stock Appreciation Rights; provided, that if the Option Price of such Options and/or the Strike Price of such Stock Appreciation Right equals or exceeds the Fair Market Value of Shares covered thereby immediately prior to the occurrence of such Change of Control, then such Option and/or Stock Appreciation Right may be cancelled without the payment of consideration, and/or (iv) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder.

Article 9.         Ownership Guidelines.  The Board believes that Non-Employee Directors should own and hold Shares to further align their interests and actions with the interests of the Company’s shareholders. Therefore, the Board requires each Non-Employee Director to satisfy the share ownership guidelines set forth on Exhibit A, as may be amended by the Board from time to time.

Article 10.       Deferrals   If and to the extent permitted by the Board, an Non-Employee Director may elect (a “Deferral Election”), at such times and in accordance with rules and procedures (or sub-plan) adopted by the Board (which shall comply with Code Section 409A, as applicable), to receive all or any portion of such Non-Employee Director’s compensation, whether payable in cash or in equity, on a deferred basis.

Article 11.       Effective Date.  The Plan shall be effective on the Effective Date.

Article 12.       Miscellaneous.

12.1     Modification and Termination.  The Board may, at any time, amend or terminate the Plan and Awards thereunder subject to applicable law and the rules and regulations of the principal securities exchange on which the Shares are traded. No amendment shall, without proper approval of the Company’s shareholders, increase the maximum number of Shares which are available for Awards under the Plan. No amendment or termination shall materially and adversely affect any rights of any Person with respect to an Award without the consent of such Person. Notwithstanding the foregoing, the Board may (i) amend the Plan in such manner as it deems necessary to cause Awards to meet the requirements of the Code or other applicable laws or (ii) terminate any Deferred Awards and accelerate payment thereunder in a manner consistent with Code Section 409A, in each case without the consent of the Non-Employee Director.

12.2     Successors.  The Plan shall be binding on and inure to the benefit of all successors and assigns of the Company and Non-Employee Directors participating therein, including without limitation, the estate of such and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Non-Employee Director’s creditors.

12.3     Service.  Nothing in this Plan or in any Award Agreement will be construed to limit in any way the Company’s right to remove a Non-Employee Director from the Board of Directors and nothing herein shall confer upon any Non-Employee Director the right to remain a Director of the Company. The Company shall not be liable for the loss of existing or potential profit from an Award in the event of a Separation from Service.  Except as provided expressly in the Plan, no non-Employee Director shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Non-Employee Directors under the Plan.

12.4     Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Board deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

12.5     Forfeiture Events.  The Board may specify in an Award Agreement that a Non-Employee Director’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, Separation from Service or violation of material Company and/or Affiliate policies.   Awards made under the Plan shall be subject to generally applicable clawback policies of the Company as in effect from time to time.

12.6     Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then traded, and any applicable federal or state securities law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

12.7     Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (i) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (ii) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

12.8     Requirements of Law.  The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges or markets as may be required. Notwithstanding any provision of the Plan or any Award Agreement, Non-Employee Directors shall not be entitled to exercise, or receive benefits under, any Award, and the Company (or any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Non-Employee Director, if such exercise or delivery would constitute a violation by the Non-Employee Director, the Company or any Affiliate of any applicable law or regulation.

12.9     Withholding.  Awards or amounts payable or deliverable in respect of Awards may be withheld by the Company only to the extent required under applicable law.

12.10   Section 409A Compliance.  To the extent applicable and notwithstanding any other provision of the Plan, the Plan, Awards, and Award Agreements hereunder shall be administered, operated and interpreted in accordance with Code Section 409A, including any regulations or other guidance that may be issued after the date on which the Board approves the Plan; provided, however, that, in the event that the Board determines that any amounts payable hereunder may be taxable to a Non-Employee Director under Code Section 409A prior to the payment and/or delivery to such Non-Employee Director of such amount, the Board may (i) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Board determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder, and/or (ii) take such other actions as the Board determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Code Section 409A. The Company and its Affiliates and the Board make no guarantees to any Person regarding the tax treatment of Awards or payments made or to be made under the Plan and shall have no liability with regard to any adverse tax consequences arising from any Awards or payments made or to be made under the Plan, including the failure of any Award to comply with or be exempt from Code Section 409A.  Each Award and each payment under any Award shall be a separate payment for purposes of Code Section 409A.

12.11   Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan.  With respect to any payments or benefits not yet made to a Non-Employee Director by the Company, nothing contained herein will give any rights to a Non-Employee Director that are greater than those of a general unsecured creditor of the Company.

12.12   Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.  The Plan and Awards thereunder are not governed by or subject to the Federal law known as ERISA (the Employee Retirement Income Security Act of 1974, as amended).

12.13   Nontransferability.  Except as provided below, no Award and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution or as otherwise required by law, and such Award may be exercised during the life of the Non-Employee Director only by the Non-Employee Director or the Non-Employee Director’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Board, a Non-Employee Director may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Non-Employee Director’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust in which a majority of the beneficiaries are the Non-Employee Director or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Director or the Persons referred to in clause (i) are a majority of the partners, members or shareholders, or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Non-Employee Director shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

12.14   No Fractional Shares. Except as otherwise determined by the Board, no fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Board may pay cash in lieu of any fractional Shares or round down to the nearest whole Share.

12.15   Plan Document Controls. This Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, however, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

12.16   No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization any of (i) the offer or issuance of any Award, (ii) any Shares issuable upon the exercise of any Award, or (iii) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (a) any offer or issuance of any Award, (b) any Shares issuable upon exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization, the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

12.17   Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

12.18   Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein will also include the feminine, the plural will include the singular, and the singular will include the plural.

12.19   Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

EXHIBIT A

SHARE OWNERSHIP GUIDELINES

Non-Employee Directors of the Company must:

•                 Hold at least 9,000 Shares.  For this purpose, Shares will be deemed held if deferred Shares or deferred RSUs, to the extent vested.

•                 The minimum stock ownership level must be achieved by each Non-Employee Director by the third (3rd) anniversary of such Director’s initial appointment to the Board.

•                 Once achieved, ownership of the guideline amount should be maintained for so long as the Non-Employee Director retains his or her seat on the Board.

•                 There may be rare instances where these guidelines would place a hardship on a Non-Employee Director.  In these cases or in similar circumstances, the Board will make the final decision as to developing an alternative stock ownership guideline for a Non-Employee Director that reflects the intention of these guidelines and his or her personal circumstances.

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

MONSTER BEVERAGE CORPORATION

June 19, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:

The Proxy Materials are available at

https://materials.proxyvote.com/61174X

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

” Please detach along perforated line and mail in the envelope provided. ”

21030303040303000000 8	061917

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4,

EVERY “1 YEAR” ON PROPOSAL 5, AND “AGAINST” PROPOSALS 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Proposal to elect ten Directors:			2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: Rodney C. Sacks Hilton H. Schlosberg Mark J. Hall Norman C. Epstein Gary P. Fayard Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. Kathy N. Waller Mark S. Vidergauz
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
			3. Proposal to approve the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
				FOR	AGAINST	ABSTAIN
			4. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐
			1 YEAR	2 YEARS	3 YEARS	ABSTAIN
			5. Proposal to approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers. ☐	☐	☐	☐
				FOR	AGAINST	ABSTAIN
			6. Stockholder proposal requesting the Company's board of directors adopt a “proxy access” bylaw.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜
				FOR	AGAINST	ABSTAIN
			7. Stockholder proposal regarding a sustainability report related to key environmental, social and governance risks and opportunities including an analysis of material water-related risks.	☐	☐	☐

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, EVERY “1 YEAR” ON PROPOSAL 5, AND AGAINST PROPOSALS 6 AND 7.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

PROXY FOR

MONSTER BEVERAGE CORPORATION

THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Monster Beverage Corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2017, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 19, 2017 at 2:00 p.m. PDT, at the Company's executive offices, located at 1 Monster Way, Corona, California 92879 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof.

(Continued and to be signed on the reverse side)

1.1	14475

PROXY FOR

ANNUAL MEETING OF STOCKHOLDERS OF

MONSTER BEVERAGE CORPORATION

June 19, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/61174X

”  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ”

21030303040303000000 8	061917

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4,

EVERY “1 YEAR” ON PROPOSAL 5, AND “AGAINST” PROPOSALS 6 AND 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

				FOR	AGAINST	ABSTAIN
1. Proposal to elect ten Directors:			2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.	☐	☐	☐
☐	FOR ALL NOMINEES	NOMINEES: Rodney C. Sacks Hilton H. Schlosberg Mark J. Hall Norman C. Epstein Gary P. Fayard Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. Kathy N. Waller Mark S. Vidergauz
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES			FOR	AGAINST	ABSTAIN
			3. Proposal to approve the Monster Beverage Corporation 2017 Compensation Plan for Non-Employee Directors.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)
				FOR	AGAINST	ABSTAIN
			4. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.	☐	☐	☐
			1 YEAR	2 YEARS	3 YEARS	ABSTAIN
			5. Proposal to approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers. ☐	☐	☐	☐
				FOR	AGAINST	ABSTAIN
			6. Stockholder proposal requesting the Company's board of directors adopt a “proxy access” bylaw.	☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜
				FOR	AGAINST	ABSTAIN
			7. Stockholder proposal regarding a sustainability report related to key environmental, social and governance risks and opportunities including an analysis of material water-related risks.	☐	☐	☐

The shares represented in this proxy card will be voted as directed above.

IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, EVERY “1 YEAR” ON PROPOSAL 5, AND AGAINST PROPOSALS 6 AND 7.

PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY.

Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.